EMPLOYEE STOCK OWNERSHIP PLAN

                                       OF

                               WAKE FOREST FEDERAL

                           SAVINGS & LOAN ASSOCIATION


















                           Adopted on December 6, 1995
                           Effective on April 3, 1996


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                                TABLE OF CONTENTS

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                                                     ARTICLE I

                                                    DEFINITIONS
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         Section 1.1       Account..............................................................................  1
         Section 1.2       Affiliated Employer..................................................................  1
         Section 1.3       Allocation Compensation..............................................................  1
         Section 1.4       Board................................................................................  2
         Section 1.5       Beneficiary..........................................................................  2
         Section 1.6       Break in Service.....................................................................  2
         Section 1.7       Change in Control....................................................................  2
         Section 1.8       Code.................................................................................  2
         Section 1.9       Committee............................................................................  2
         Section 1.10      Disability...........................................................................  2
         Section 1.11      Domestic Relations Order.............................................................  2
         Section 1.12      Effective Date.......................................................................  3
         Section 1.13      Eligible Employee....................................................................  3
         Section 1.14      Eligible Participant.................................................................  3
         Section 1.15      Employee.............................................................................  3
         Section 1.16      Employer.............................................................................  3
         Section 1.17      Employment Commencement Date.........................................................  3
         Section 1.18      ERISA................................................................................  3
         Section 1.19      ESOP Contribution....................................................................  3
         Section 1.20      Fair Market Value....................................................................  3
         Section 1.21      Family Member........................................................................  4
         Section 1.22      Financed Share.......................................................................  4
         Section 1.23      Five Percent Owner...................................................................  4
         Section 1.24      Forfeitures..........................................................................  4
         Section 1.25      Former Participant...................................................................  4
         Section 1.26      General Investment Account...........................................................  4
         Section 1.27      Highly Compensated Employee..........................................................  4
         Section 1.28      Hour of Service......................................................................  5
         Section 1.29      Investment Account...................................................................  5
         Section 1.30      Investment Fund......................................................................  6
         Section 1.31      Loan Repayment Account...............................................................  6
         Section 1.32      Loan Repayment Contribution..........................................................  6
         Section 1.33      Maternity or Paternity Leave.........................................................  6
         Section 1.34      Military Service.....................................................................  6
         Section 1.35      Named Fiduciary......................................................................  6
         Section 1.36      Officer..............................................................................  6
         Section 1.37      Participant..........................................................................  6
         Section 1.38      Period of Service....................................................................  6
         Section 1.39      Period of Severance..................................................................  6
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                                                      (i)

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         Section 1.40      Plan.................................................................................  7
         Section 1.41      Plan Administrator...................................................................  7
         Section 1.42      Plan Year............................................................................  7
         Section 1.43      Qualified Domestic Relations Order...................................................  7
         Section 1.44      Qualified Participant................................................................  7
         Section 1.45      Retirement...........................................................................  7
         Section 1.46      Share................................................................................  7
         Section 1.47      Share Acquisition Loan...............................................................  8
         Section 1.48      Share Investment Account.............................................................  8
         Section 1.49      Tender Offer.........................................................................  8
         Section 1.50      Total Compensation...................................................................  8
         Section 1.51      Trust................................................................................  9
         Section 1.52      Trust Agreement......................................................................  9
         Section 1.53      Trust Fund...........................................................................  9
         Section 1.54      Trustee..............................................................................  9
         Section 1.55      Valuation Date.......................................................................  9


                                                    ARTICLE II

                                                   PARTICIPATION

         Section 2.1       Eligibility for Participation........................................................  9
         Section 2.2       Commencement of Participation........................................................ 10
         Section 2.3       Termination of Participation......................................................... 10
         Section 2.4       Adjustments to Period of Service..................................................... 10


                                                    ARTICLE III

                                                SPECIAL PROVISIONS

         Section 3.1       Military Service..................................................................... 11
         Section 3.2       Maternity or Paternity Leave......................................................... 11
         Section 3.3       Leave of Absence..................................................................... 12


                                                    ARTICLE IV

                                    CONTRIBUTIONS BY PARTICIPANTS NOT PERMITTED

         Section 4.1       Contributions by Participants Not Permitted.......................................... 12
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                                                     ARTICLE V

                                                      (ii)

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                                           CONTRIBUTIONS BY THE EMPLOYER

         Section 5.1       In General........................................................................... 12
         Section 5.2       Loan Repayment Contributions......................................................... 12
         Section 5.3       ESOP Contributions................................................................... 13
         Section 5.4       Time and Manner of Payment........................................................... 13


                                                    ARTICLE VI

                                              SHARE ACQUISITION LOANS

         Section 6.1       In General........................................................................... 14
         Section 6.2       Collateral; Liability for Repayment.................................................. 14
         Section 6.3       Loan Repayment Account............................................................... 15
         Section 6.4       Release of Financed Shares........................................................... 15
         Section 6.5       Restrictions on Financed Shares...................................................... 16


                                                    ARTICLE VII

                                            ALLOCATION OF CONTRIBUTIONS

         Section 7.1       Allocation Among Eligible Participants............................................... 17
         Section 7.2       Allocation of Released Shares or Other Property...................................... 17
         Section 7.3       Allocation of ESOP Contributions..................................................... 17


                                                   ARTICLE VIII

                                            LIMITATIONS ON ALLOCATIONS

         Section 8.1       Optional Limitations on Allocations of ESOP Contributions............................ 17
         Section 8.2       General Limitations on Contributions................................................. 18


                                                    ARTICLE IX

                                                      VESTING

         Section 9.1       Vesting.............................................................................. 22
         Section 9.2       Vesting on Death, Disability, Retirement or Change in Control........................ 22
         Section 9.3       Forfeitures on Termination of Employment............................................. 22
         Section 9.4       Amounts Credited Upon Re-Employment.................................................. 22
         Section 9.5       Allocation of Forfeitures............................................................ 23
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         Section 9.6       Accelerated Vesting Upon Change in Control........................................... 23


                                                     ARTICLE X

                                                  THE TRUST FUND

         Section 10.1      The Trust Fund....................................................................... 25
         Section 10.2      Investments.......................................................................... 25
         Section 10.3      Distributions for Diversification of Investments..................................... 26
         Section 10.4      Use of Commingled Trust Funds........................................................ 27
         Section 10.5      Management and Control of Assets..................................................... 27


                                                    ARTICLE XI

                                     VALUATION OF INTERESTS IN THE TRUST FUND

         Section 11.1      Establishment of Investment Accounts................................................. 27
         Section 11.2      Share Investment Accounts............................................................ 28
         Section 11.3      General Investment Accounts.......................................................... 28
         Section 11.4      Valuation of Investment Accounts..................................................... 28
         Section 11.5      Annual Statements.................................................................... 29


                                                    ARTICLE XII

                                                      SHARES

         Section 12.1      Specific Allocation of Shares........................................................ 29
         Section 12.2      Dividends............................................................................ 29
         Section 12.3      Voting Rights........................................................................ 29
         Section 12.4      Tender Offers........................................................................ 32


                                                   ARTICLE XIII

                                                PAYMENT OF BENEFITS

         Section 13.1      In General........................................................................... 34
         Section 13.2      Designation of Beneficiaries......................................................... 34
         Section 13.3      Distributions to Participants and Former Participants................................ 35
         Section 13.4      Manner of Payment.................................................................... 38
         Section 13.5      Minimum Required Distributions....................................................... 38
         Section 13.6      Direct Rollover of Eligible Rollover Distributions................................... 40
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         Section 13.7      Valuation of Shares Upon Distribution to a Participant............................... 41
         Section 13.8      Put Options.......................................................................... 41
         Section 13.9      Right of First Refusal............................................................... 42


                                                    ARTICLE XIV

                                                  ADMINISTRATION

         Section 14.1      Named Fiduciaries.................................................................... 43
         Section 14.2      Plan Administrator................................................................... 43
         Section 14.3      Committee Responsibilities........................................................... 45
         Section 14.4      Claims Procedure..................................................................... 46
         Section 14.5      Claims Review Procedure.............................................................. 46
         Section 14.8      Allocation of Fiduciary Responsibilities and Employment of
                           Advisors............................................................................. 47
         Section 14.9      Other Administrative Provisions...................................................... 47


                                                    ARTICLE XV

                                   AMENDMENT, TERMINATION AND TAX QUALIFICATION

         Section 15.1      Amendment and Termination by Wake Forest Federal Savings &
                           Loan Association..................................................................... 48
         Section 15.2      Amendment or Termination Other Than by Wake Forest Federal
                           Savings & Loan Association........................................................... 48
         Section 15.3      Conformity to Internal Revenue Code.................................................. 49
         Section 15.4      Contingent Nature of Contributions................................................... 49


                                                    ARTICLE XVI

                                      SPECIAL RULES FOR TOP HEAVY PLAN YEARS

         Section 16.1      In General........................................................................... 50
         Section 16.2      Definition of Top Heavy Plan......................................................... 50
         Section 16.3      Determination Date................................................................... 51
         Section 16.4      Cumulative Accrued Benefits.......................................................... 51
         Section 16.5      Key Employees........................................................................ 51
         Section 16.6      Required Aggregation Group........................................................... 52
         Section 16.7      Permissible Aggregation Group........................................................ 53
         Section 16.8      Special Requirements During Top Heavy Plan Years..................................... 53
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                                                      (v)

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                                                   ARTICLE XVII

                                             MISCELLANEOUS PROVISIONS

         Section 17.1      Governing Law........................................................................ 54
         Section 17.2      No Right to Continued Employment..................................................... 54
         Section 17.3      Construction of Language............................................................. 54
         Section 17.4      Headings............................................................................. 54
         Section 17.5      Merger with Other Plans.............................................................. 54
         Section 17.6      Non-alienation of Benefits........................................................... 55
         Section 17.7      Procedures Involving Domestic Relations Orders....................................... 55
         Section 17.8      Leased Employees..................................................................... 55
         Section 17.9      Status as an Employee Stock Ownership Plan........................................... 56
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                                                      (vi)

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                          EMPLOYEE STOCK OWNERSHIP PLAN

                                       OF

                 WAKE FOREST FEDERAL SAVINGS & LOAN ASSOCIATION




                                    ARTICLE I

                                   DEFINITIONS


         The following definitions shall apply for the purposes of the Plan, unless a different meaning is clearly indicated by the context:

         SECTION 1.1 ACCOUNT means an account established for each Participant to which is allocated such Participant's share, if any, of all Financed Shares and other property that are released from the Loan Repayment Account in accordance with section 6.4, together with his share, if any, of any ESOP Contributions that may be made by the Employer.

         SECTION 1.2 AFFILIATED EMPLOYER means any corporation which is a member of a controlled group of corporations (as defined in section 414(b) of the Code) that includes the Employer; any trade or business (whether or not incorporated) that is under common control (as defined in section 414(c) of the Code) with the Employer; any organization (whether or not incorporated) that is a member of an affiliated service group (as defined in section 414(m) of the Code) that includes the Employer; any leasing organization (as defined in section 414(n) of the Code) to the extent that any of its employees are required pursuant to section 414(n) of the Code to be treated as employees of the Employer; and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

         SECTION 1.3 ALLOCATION COMPENSATION during any period means the compensation taken into account in determining the allocation of benefits and contributions among Participants and consists of the aggregate compensation received by an Employee from the Employer with respect to such period as reported to the Internal Revenue Service as wages for such period pursuant to section 6041(a) of the Code, plus the amount by which such Employee's compensation with respect to such period has been reduced pursuant to a compensation reduction agreement under the terms of any of the following plans which may be maintained by the Employer:

                  (a) a qualified  cash or  deferred  arrangement  described  in section 401(k) of the Code;

                  (b) a salary reduction simplified employee pension plan described in section 408(k) of the Code;

                  (c) a tax deferred annuity plan described in section 403(b) of the Code; or

                  (d) a cafeteria plan described in section 125 of the Code.


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                                       -2-


In no event, however, shall an Employee's Allocation Compensation for any calendar year include any compensation in excess of $150,000. The $150,000 limitation set forth in the preceding sentence shall be indexed in accordance with regulations prescribed under section 401(a)(17) of the Code. If there are less than twelve (12) months in the Plan Year, the $150,000 limitation (as adjusted) shall be prorated by multiplying such limitation by a fraction, the numerator of which is the number of months in the Plan Year and the denominator of which is twelve (12). For purposes of applying the foregoing limitations to any person who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Allocation Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year shall be deemed to have been paid to such person.

         SECTION 1.4 BOARD means the Board of Directors of Wake Forest Federal Savings & Loan Association.

         SECTION 1.5 BENEFICIARY means the person or persons designated by a Participant or Former Participant or other person entitled to a benefit under the Plan, or otherwise determined to be entitled to a benefit under the Plan. If more than one person is designated, each shall have an equal share unless the person making the designation directed otherwise. The word "person" includes an individual, a trust, an estate or any other person that is permitted to be named as a Beneficiary.

         SECTION 1.6 BREAK IN SERVICE means a Period of Severance of at least 365 consecutive days.

         SECTION  1.7  CHANGE IN  CONTROL  means an event  described  in section
9.6(b).

         SECTION 1.8 CODE means the Internal Revenue Code of 1986 (including the corresponding provisions of any succeeding law).

         SECTION 1.9 COMMITTEE  means the  Compensation  Committee  described in section 14.3.

         SECTION 1.10 DISABILITY means a condition of total incapacity, mental or physical, for further performance of duty with the Employer, which the Plan Administrator shall have determined, on the basis of competent medical evidence, is likely to be permanent.

         SECTION 1.11 DOMESTIC RELATIONS ORDER means a judgment, decree or order (including the approval of a property settlement) that is made pursuant to a state domestic relations or community property law and relates to the provision of child support, alimony payments, or marital property rights to a spouse, child or other dependent of a Participant or Former Participant.

         SECTION 1.12 EFFECTIVE DATE means April 3, 1996.

         SECTION 1.13 ELIGIBLE EMPLOYEE means an Employee who is eligible for participation in the Plan in accordance with Article II.

         SECTION 1.14 ELIGIBLE PARTICIPANT means, for any Plan Year, an Employee who is a Participant during all or any part of such Plan Year.



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                                       -3-


         SECTION 1.15 EMPLOYEE means any person, including an officer, who is employed by the Employer.

         SECTION 1.16 EMPLOYER means Wake Forest Federal Savings & Loan Association, and any successor thereto and any Affiliated Employer which, with the prior written approval of the Board of Directors of Wake Forest Federal Savings & Loan Association and subject to such terms and conditions as may be imposed by the Board of Directors of Wake Forest Federal Savings & Loan Association, shall adopt this Plan.

         SECTION 1.17 EMPLOYMENT COMMENCEMENT DATE means the date on which a person first performs an Hour of Service, except that if an Employee separates from service with the Employer, incurs a Break in Service and subsequently returns to service with the Employer, his Employment Commencement Date shall be the date on which he first performs an Hour of Service following the Break in Service.

         SECTION 1.18 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time (including the corresponding provisions of any succeeding law).

         SECTION 1.19 ESOP CONTRIBUTION means Shares or amounts of money contributed to the Plan by the Employer in accordance with section 5.3.

         SECTION 1.20 FAIR MARKET VALUE on any date means:

                  (a) with respect to a Share:

                           (i) the final quoted sale price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which like Shares are listed or admitted to trading; or

                           (ii) if like  Shares  are not listed or  admitted  to
                  trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotation System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

                           (iii) if sections 1.20(a)(i) and (ii) are not applicable, the fair market value of a Share as determined by an appraiser independent of the Employer and experienced and expert in the field of corporate appraisal.

                  (b) with respect to property other than Shares, the fair market value determined in the manner determined by the Trustee.

         SECTION 1.21 FAMILY MEMBER means, with respect to any person, such person's spouse and lineal ascendants or descendants and the spouses of such lineal ascendants or descendants.

         SECTION 1.22 FINANCED SHARE means: (a) a Share that has been purchased with the proceeds of a Share Acquisition Loan, that has been allocated to the Loan Repayment Account in accordance with section 6.3 and


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                                       -4-


that has not been released in accordance with section 6.4; or (b) a Share that constitutes a dividend paid with respect to a Share described in section 1.22(a), that has been allocated to the Loan Repayment Account in accordance with section 6.3 and that has not been released in accordance with section 6.4.

         SECTION 1.23 FIVE PERCENT OWNER means, for any Plan Year, a person who, during such Plan Year, owned (or was considered as owning for purposes of section 318 of the Code): (a) more than 5% of the value of all classes of outstanding stock of the Employer; or (b) stock possessing more than 5% of the combined voting power of all classes of outstanding stock of the Employer.

         SECTION 1.24 FORFEITURES means the amounts forfeited by Participants and Former Participants on termination of employment prior to full vesting, pursuant to section 9.3, less amounts credited because of re-employment, pursuant to section 9.4.

         SECTION 1.25 FORMER PARTICIPANT means a Participant whose participation in the Plan has ter minated pursuant to section 2.3.

         SECTION 1.26 GENERAL INVESTMENT ACCOUNT means an Investment Account established and maintained in accordance with Article XI.

         SECTION 1.27 HIGHLY COMPENSATED EMPLOYEE means, for any Plan Year, an Employee who:

                  (a) at any time during such Plan Year or the immediately preceding Plan Year was a Five Percent Owner; or

                  (b) is a member of the group consisting of the 100 Employees and persons employed by any Affiliated Employer who received the greatest Total Compensation for such Plan Year and during such Plan
         Year:

                           (i) received Total Compensation for such Plan Year in
                  excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or

                           (ii) received Total  Compensation  for such Plan Year
                  that was in excess of both (A) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (B) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by any Affiliated Employer for such Plan Year; or

                           (iii) was an Officer of the Employer or any Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year; or

                  (c) during the immediately preceding Plan Year:

                           (i) received Total Compensation for such Plan Year in
                  excess of $75,000 (or such higher amount as may be permitted under section 414(q) of the Code); or



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                                       -5-


                           (ii) received Total  Compensation  for such Plan Year
                  that was in excess of both (A) $50,000 (or such higher amount as may be permitted under section 414(q) of the Code) and (B) the Total Compensation for such Plan Year of at least 80% of the Employees and persons employed by an Affiliated Employer for such Plan Year; or

                           (iii) was an Officer of the Employer or any Affiliated Employer and received Total Compensation for such Plan Year in excess of 50% of the amount in effect under section 415(b)(1)(A) of the Code for such Plan Year.

The determination of who is a Highly Compensated Employee will be made in accordance with section 414(q) of the Code and the regulations thereunder. For purposes of applying any provisions of the Plan applicable to Highly Compensated Employees, any person who is a Family Member of a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation for a Plan Year shall not be treated as a separate person for such Plan Year, and any Total Compensation or Allocation Compensation paid to such person for such Plan Year, as well as his share of allocations of contributions or Shares under this Plan, shall be attributed to the Five Percent Owner or Highly Compensated Employee.

         SECTION 1.28 HOUR OF SERVICE means each hour for which a person is paid, or entitled to payment, for the performance of duties for the Employer or any Affiliated Employer.

         SECTION 1.29 INVESTMENT ACCOUNT means either a General Investment Account or a Share Investment Account.

         SECTION 1.30 INVESTMENT FUND means any one of the three or more funds as may be established from time to time by the Committee which, together with any and all Shares and other investments held under the Plan, constitute the Trust Fund.

         SECTION 1.31 LOAN REPAYMENT ACCOUNT means an account established and maintained in accordance with section 6.3.

         SECTION 1.32 LOAN REPAYMENT CONTRIBUTION means amounts of money contributed to the Plan by the Employer in accordance with section 5.2.

         SECTION 1.33 MATERNITY OR PATERNITY LEAVE means a person's absence from work for the Employer and all Affiliated Employers: (a) by reason of the pregnancy of such person; (b) by reason of the birth of a child of such person;
(c) by reason of the placement of a child with the person in connection with the adoption of such child by such person; or (d) for purposes of caring for a child of such person immediately following the birth of the child or the placement of the child with such person.

         SECTION 1.34 MILITARY SERVICE means service in the armed forces of the United States. It may also include, if and to the extent that the Board so provides and if all Participants and Former Participants in like circumstances are similarly treated, special service for the government of the United States and other public service.

         SECTION 1.35 NAMED FIDUCIARY means any person, committee, corporation or organization as described in section 14.1.



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                                       -6-


         SECTION 1.36 OFFICER means an employee who is an administrative executive in regular and continued service with the Employer or any Affiliated Employer; provided, however, that at no time shall more than the lesser of (a) 50 employees or (b) the greater of: (i) 3 employees or (ii) 10% of all employees be treated as Officers. The determination of whether an employee is to be considered an Officer shall be made in accordance with section 416(i) of the Code.

         SECTION 1.37 PARTICIPANT means any person who has satisfied the eligibility requirements set forth in section 2.1, who has become a Participant in accordance with section 2.2, and whose participation has not terminated under section 2.3.

         SECTION 1.38 PERIOD OF SERVICE means a period of consecutive days commencing on a person's Employment Commencement Date and ending on the date a Period of Severance begins, with any adjustments required under section 2.4. Whenever used in the Plan, a Period of Service "of year(s)" means the quotient of the Period of Service divided by 365, and any fractional part of a year shall for such purposes be disregarded.

         SECTION 1.39 PERIOD OF SEVERANCE means a period of consecutive days commencing with the earlier of:

                  (a) the date on which a person terminates service with the Employer and all Affiliated Employers by reason of resignation, retirement, discharge or death; or

                  (b) the first anniversary of the date on which a person terminates service with the Employer and all Affiliated Employers for any other reason including layoff, disability, leave of absence or any other cessation of service not otherwise included as service under the Plan;

and ending on the first date following such separation from service on which such person performs an Hour of Service.

         SECTION 1.40 PLAN means the Employee Stock Ownership Plan of Wake Forest Federal Savings & Loan Association and Certain Affiliates as amended from time to time. The Plan may be referred to as the "Employee Stock Ownership Plan of Wake Forest Federal Savings & Loan Association and Certain Affiliates."

         SECTION   1.41  PLAN   ADMINISTRATOR   means  any  person,   committee,
corporation or organization designated in section 14.2, or appointed pursuant to section 14.2, to perform the responsibilities of that office.

         SECTION 1.42 PLAN YEAR means the period commencing on the Effective Date and ending on December 31, 1995 and each calendar year thereafter.

         SECTION 1.43 QUALIFIED DOMESTIC RELATIONS ORDER means a Domestic Relations Order that: (a) clearly specifies (i) the name and last known mailing address of the Participant or Former Participant and of each person given rights under such Domestic Relations Order, (ii) the amount or percentages of the Participant's or Former Participant's benefits under this Plan to be paid to each person covered by such Domestic Relations Order, (iii) the number of payments or the period to which such Domestic Relations Order applies, and (iv) the name of this Plan; and (b) does not require the payment of a benefit in a form or amount that is (i) not otherwise provided for under the Plan, or (ii) inconsistent with a previous Qualified Domestic Relations Order.

         SECTION 1.44 QUALIFIED PARTICIPANT means a Participant who has attained age 55 and who has been a Participant in the Plan for at least 10 years.

         SECTION 1.45 RETIREMENT means: (a) any termination of participation in the Plan at or after attainment of age 65; and (b) any retirement under an applicable qualified defined benefit plan of the Employer as in effect from time to time with entitlement to a normal or early retirement allowance.

         SECTION 1.46 SHARE means a share of any class of stock issued by the Employer or any Affiliated Employer; provided that such share is a "qualifying employer security" within the meaning section 409(l) of the Code and section 407(d)(5) of ERISA.

         SECTION 1.47 SHARE ACQUISITION LOAN means a loan obtained by the Trustee in accordance with Article VI.

         SECTION 1.48 SHARE INVESTMENT ACCOUNT means an Investment Account established and maintained in accordance with Article XI.

         SECTION 1.49 TENDER OFFER means a tender offer made to holders of any one or more classes of Shares generally, or any other offer, made to holders of any one or more classes of Shares generally, to purchase, exchange, redeem or otherwise transfer Shares, whether for cash or other consideration.

         SECTION 1.50 TOTAL COMPENSATION during any period means an employee's aggregate total compensation paid by the Employer and any Affiliated Employer with respect to such period, including earned income, wages, salaries, fees for professional services actually rendered in the course of employment with the Employer and any Affiliated Employer (including, but not limited to, commissions paid to salesmen, compensation for services on the basis of a percentage of profits, commissions on insurance premiums, tips and bonuses) but excluding the following:

                  (a) contributions by the Employer and any Affiliated  Employer
         (i) under a deferred compensation plan to the extent not included in the employee's gross income for the taxable year in which contributed, or (ii) under a simplified employee pension to the extent the contributions are excludable under section 402(h) of the Code (in calendar years beginning after December 31, 1986) or deductible under section 219(b)(2) of the Code (in calendar years beginning before January 1, 1987), or (iii) for the purchase of an annuity contract under section 403(b) of the Code (whether or not made under a salary reduction agreement or excludable from gross income);

                  (b) distributions from a deferred compensation plan, whether or not includible in the employee's gross income; and

                  (c) other amounts that qualify for special tax benefits under the Code, such as premiums for group life insurance to the extent not includible as gross income.

In addition, solely for purposes of identifying those employees who are Highly Compensated Employees, each employee's Total Compensation shall include any amounts by which the employee's compensation paid by the Employer or any Affiliated Employer has been reduced pursuant to a compensation reduction agreement under the terms of any qualified cash or deferred arrangement described in section 401(k) of the Code, any salary reduction simplified employee pension plan described in section 408(k) of the Code, any tax deferred annuity plan described in section 403(b) of the Code, or any cafeteria plan described in section 125 of the Code. In no event, however, shall an employee's Total Compensation include any compensation in excess of $150,000 (or such higher amount as may be permitted under section 401(a)(17) of the Code). For purposes of applying the foregoing limitations to any person who is a Five Percent Owner or who is one of the ten Highly Compensated Employees with the highest Total Compensation (determined prior to the application of this sentence), any Total Compensation paid to the spouse of such person or to any lineal descendant of such person who has not attained age 19 on or before the last day of such calendar year, shall be deemed to have been paid to such person.

         SECTION 1.51 TRUST means the legal relationship created by the Trust Agreement pursuant to which the Trustee holds the Trust Fund in trust. The Trust may be referred to as the "Employee Stock Ownership Plan Trust of Wake Forest Federal Savings & Loan Association and Certain Affiliates."

         SECTION 1.52 TRUST AGREEMENT means the agreement between Wake Forest Federal Savings & Loan Association and the Trustee therein named or its successors pursuant to which the Trust Fund shall be held in trust.

         SECTION 1.53 TRUST FUND means the corpus (consisting of contributions paid over to the Trustee, and investments thereof), and all earnings, appreciations or additions thereof and thereto, held by the Trustee under the Trust Agreement in accordance with the Plan, less any depreciation thereof and any payments made therefrom pursuant to the Plan.

         SECTION 1.54 TRUSTEE means the Trustee of the Trust Fund from time to time in office. The Trustee shall serve as Trustee until it is removed or resigns from office and is replaced by a successor Trustee appointed in accordance with the terms of the Trust Agreement.

         SECTION 1.55 VALUATION DATE means the last business day of March, June, September and December.



                                   ARTICLE II

                                  PARTICIPATION


         SECTION 2.1 ELIGIBILITY FOR PARTICIPATION.

                  (a) Only Eligible Employees may be or become Participants in the Plan. An Employee shall be an Eligible Employee if he is a common-law employee of an Employer and is not excluded under section 2.1(b).

                  (b) An Employee is not an Eligible Employee if he:

                           (i) is an  Employee  who  has  waived  any  claim  to
                  participation in the Plan; or

                           (ii) is an Employee or in a unit of Employees covered
                  by a collective bargaining agreement with the Employer where retirement benefits were the subject of good faith bargaining, unless such agreement expressly provides that Employees such as he be covered under the Plan; or

                           (iii) is a "leased  employee"  as  defined in section
                  17.8(a).


         SECTION 2.2 COMMENCEMENT OF PARTICIPATION.

         Every Employee who is an Eligible Employee on the Effective Date shall automatically become a Participant on the Effective Date. An Employee who becomes an Eligible Employee after the Effective Date shall automatically become a Participant on the first day of the month following the month in which he becomes an Eligible Employee.


         SECTION 2.3 TERMINATION OF PARTICIPATION.

         Participation in the Plan shall cease, and a Participant shall become a Former Participant, upon termination of employment with the Employer, death, Disability or Retirement, failure to return to work upon the expiration of a leave of absence granted by the Employer pursuant to section 3.3 or becoming an Employee who is excluded under section 2.1(b).


         SECTION 2.4 ADJUSTMENTS TO PERIOD OF SERVICE.

         (a) The Period of Service of an Employee shall include any period during which the Employee is separated from the service of the Employer and all Affiliated Employers if such period is less than 365 consecutive days measured from the date on which such Employee terminates service and ending with the first date following such termination for which the Employer is credited with an Hour of Service.

         (b) The Period of Service of an Employee who returns to the service of the Employer and all Affiliated Employers following a separation from service shall commence with the first date following such separation from service for which the Employer is credited with an Hour of Service, and he shall be given credit for any Period of Service prior to such separation, except that if such separation includes a Break in Service, such credit shall not be given until he completes a Period of Service of one year following such Break in Service. If an Employee returns to the service of the Employer or any Affiliated Employer following a separation from service from the Employer and any Affiliated Employer of greater than five consecutive years, then such Employee shall forfeit any Period of Service prior to such separation.

         (c) The Period of Service of an Employee who is absent on Maternity or Paternity Leave shall exclude any period of such absence that occurs after the first anniversary of the commencement of such absence.

         (d) An Employee's Period of Service shall also be adjusted to the extent required by the Family and Medical Leave Act or any regulations promulgated thereunder.



                                   ARTICLE III

                               SPECIAL PROVISIONS

         SECTION 3.1 MILITARY SERVICE.

         In the case of a termination of employment of any Employee to enter directly into Military Service, the entire period of his absence shall be treated, for purposes of vesting and eligibility for participation (but not, except as required by law, for purposes of eligibility to share in allocations of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. In the event of the re-employment of such person by the Employer within a period of not more than six months:

                  (a) after he becomes entitled to release or discharge, if he has entered into the armed forces; or

                  (b) after such service terminates, if he has entered into other service defined as Military Service;

such period, also, shall be deemed to be Military Service.


         SECTION 3.2 MATERNITY OR PATERNITY LEAVE.

         (a) Subject to section 3.2(b), in the event of an Employee's absence from work in the service of the Employer and all Affiliated Employers for a period:

                  (i) that commences on or after October 1, 1985;

                  (ii) for which the person is not paid or entitled to payment by the Employer or any Affiliated Employer;

                  (iii) that constitutes Maternity or Paternity Leave; and

                  (iv) that exceeds one year;

then solely for purposes of determining when a Break in Service has occurred or when a Period of Severance of five years has occurred for purposes of section 9.4, the period of such an absence commencing on the first anniversary of such absence and ending on the second anniversary of the commencement of such absence (or, if earlier, on the last day of such absence) shall not be treated as a Period of Severance.

         (b) Notwithstanding  anything in the Plan to the contrary, this section
3.2 shall not apply unless the person furnishes to the Plan Administrator such information as the Plan Administrator may reasonably require in order to establish: (i) that the person's absence is one described in section 3.2(a); and
(ii) the number of working days during such absence.


         SECTION 3.3 LEAVE OF ABSENCE.

         In the event of temporary absence from work in the service of the Employer and all Affiliated Employers for any period of two years or less for which a Participant shall have been granted a leave of absence by the Employer, the entire period of his absence shall be treated for purposes of vesting and eligibility for participation (but not for purposes of eligibility to share in the allocation of contributions in accordance with Article VII), as if he had worked for the Employer during the period of his absence. Absence from work for a period greater than, or failure to return to work upon the expiration of, the period of leave of absence granted by the Employer shall terminate participation in the Plan as of the date on which such period ended. In granting leaves of absence for purposes of the Plan, all Employees in like circumstances shall be similarly treated.



                                   ARTICLE IV

                   CONTRIBUTIONS BY PARTICIPANTS NOT PERMITTED


         SECTION 4.1 CONTRIBUTIONS BY PARTICIPANTS NOT PERMITTED.

         Participants shall not be required, nor shall they be permitted, to make contributions to the Plan.



                                    ARTICLE V

                          CONTRIBUTIONS BY THE EMPLOYER


         SECTION 5.1 IN GENERAL.

         Subject to the limitations of Article VIII, for each Plan Year, the Employer shall contribute to the Plan the amount, if any, determined by the Board, but in no event less than the amount described in section 5.2(a). The amount contributed for any Plan Year shall be treated as a Loan Repayment Contribution, an ESOP Contribution, or a combination thereof, in accordance with the provisions of this Article V.


         SECTION 5.2 LOAN REPAYMENT CONTRIBUTIONS.

         For each Plan Year, a portion of the Employer's contributions, if any, to the Plan for such Plan Year equal to the sum of:

                  (a) the minimum amount required to be added to the Loan Repayment Account in order to provide adequate funds for the payment of the principal and interest then required to be repaid under the terms of any outstanding Share Acquisition Loan obtained by the Trustee; plus

                  (b) the additional amount, if any, designated by the Committee to be applied to the prepayment of principal or interest under the terms of any outstanding Share Acquisition Loan obtained by the Trustee;

shall be treated as a Loan Repayment Contribution for such Plan Year. A Loan Repayment Contribution for a Plan Year shall be allocated to the Loan Repayment Account and shall be applied by the Trustee, in the manner directed by the Committee, to the payment of accrued interest and to the reduction of the principal balance of any Share Acquisition Loan obtained by the Trustee that is outstanding on the date on which the Loan Repayment Contribution is made. To the extent that a Loan Repayment Contribution for a Plan Year results in a release of Financed Shares in accordance with section 6.4, such Shares shall be allocated among the Accounts of Eligible Participants for such Plan Year in accordance with section 7.2.


         SECTION 5.3 ESOP CONTRIBUTIONS.

         In the event that the amount of the Employer's contributions to the Plan for a Plan Year exceeds the amount of the Loan Repayment Contributions for such Plan Year, such excess shall be treated as an ESOP Contribution and shall be allocated among the Accounts of the Eligible Participants for such Plan Year in accordance with section 7.3.


         SECTION 5.4 TIME AND MANNER OF PAYMENT.

         (a) Payment of contributions made pursuant to this Article V shall be made:

                  (i) in cash, in the case of a Loan Repayment Contribution; and

                  (ii) in cash, in Shares or in a combination of cash and Shares, in the case of an ESOP Contribution.

         (b) Contributions made pursuant to this Article V for a Plan Year shall be paid to the Trust Fund on or before the due date (including any extensions thereof) of the Employer's federal income tax return for its taxable year during which such Plan Year ends. All such contributions shall be allocated to the Accounts of the Eligible Participants, in the case of an ESOP Contribution, or to the Loan Repayment Account, in the case of a Loan Repayment Contribution, as soon as is practicable following the payment thereof to the Trust Fund.



                                   ARTICLE VI

                             SHARE ACQUISITION LOANS


         SECTION 6.1 IN GENERAL.

         The Committee may, with the prior approval of the Board, direct the Trustee to obtain a Share Acquisition Loan on behalf of the Plan, the proceeds of which shall be applied on the earliest practicable date:

                  (a) to purchase Shares; or

                  (b)  to  make   payments  of  principal  or  interest,   or  a
         combination of principal and interest, with respect to such Share Acquisition Loan; or

                  (c)  to  make  payments  of  principal  and  interest,   or  a
         combination of principal and interest, with respect to a previously obtained Share Acquisition Loan that is then outstanding.

Any such Share Acquisition Loan shall be obtained on such terms and conditions as the Committee may approve; provided, however, that such terms and conditions shall provide for the payment of interest at no more than a reasonable rate and shall permit such Share Acquisition Loan to satisfy the requirements of section 4975(d)(3) of the Code and section 408(b)(3) of ERISA.


         SECTION 6.2 COLLATERAL; LIABILITY FOR REPAYMENT.

         (a) The Committee may direct the Trustee to pledge, at the time a Share Acquisition Loan is obtained, the following assets of the Plan as collateral for such Share Acquisition Loan:

                  (i) any Shares purchased with the proceeds of such Share Acquisition Loan and any earnings attributable thereto;

                  (ii) any Financed Shares then pledged as collateral for a prior Share Acquisition Loan which is repaid with the proceeds of such Share Acquisition Loan and any earnings attributable thereto; and

                  (iii) pending the application thereof to purchase Shares or repay a prior Share Acquisition Loan, the proceeds of such Share Acquisition Loan and any earnings attributable thereto.

Except as specifically provided in this section 6.2(a), no assets of the Plan shall be pledged as collateral for the repayment of any Share Acquisition Loan.

         (b) No person entitled to payment under a Share Acquisition Loan shall have any right to the assets of the Plan except for:

                  (i) Financed Shares that have been pledged as collateral for such Share Acquisition Loan pursuant to section 6.2(a);

                  (ii) Loan Repayment Contributions made pursuant to section 5.2; and

                  (iii) earnings  attributable to Financed  Shares  described in section  6.2(b)(i)  and to Loan  Repayment  Contributions  described in section 6.2(b)(ii).

Except in the event of a default or a refinancing pursuant to which an existing Share Acquisition Loan is repaid, the aggregate amount of all payments of principal and interest made by the Trustee with respect to all Share Acquisition Loans obtained on behalf of the Plan shall at no time exceed the aggregate amount of all Loan Repayment Contributions.

theretofore made plus the aggregate amount of all earnings (other than dividends paid in the form of Shares) attributable to Financed Shares and to such Loan Repayment Contributions.

         (c) Any Share Acquisition Loan shall be without recourse against the Plan and Trust.


         SECTION 6.3 LOAN REPAYMENT ACCOUNT.

         In the event that one or more Share Acquisition Loans shall be obtained, a Loan Repayment Account shall be established under the Plan. The Loan Repayment Account shall be credited with all Shares acquired with the proceeds of a Share Acquisition Loan, all Loan Repayment Contributions and all earnings (including dividends paid in the form of Shares) or appreciation attributable to such Shares and Loan Repayment Contributions. The Loan Repayment Account shall be charged with all payments of principal and interest made by the Trustee with respect to any Share Acquisition Loan, all Shares released in accordance with section 6.4 and all losses, depreciation or expenses attributable to Shares or to other property credited thereto. The Financed Shares, as well as any earnings thereon, shall be allocated to such Loan Repayment Account and shall be accounted for separately from all other amounts contributed under the Plan.


         SECTION 6.4 RELEASE OF FINANCED SHARES.

         As of the last day of each Plan Year during which a Share Acquisition Loan is outstanding, a portion of the Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account shall be released. The number of Financed Shares released in any such Plan Year shall be equal to the amount determined according to one of the following methods:

                  (a) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal and interest payments (other than payments made upon the refinancing of a Share Acquisition Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all principal and interest remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; or

                  (b) by computing the product of: (i) the number of Financed Shares purchased with the proceeds of such Share Acquisition Loan and allocated to the Loan Repayment Account immediately before the release is effected; multiplied by (ii) a fraction, the numerator of which is the aggregate amount of the principal payments (other than payments made upon the refinancing of a Share Acquisi tion Loan as contemplated by section 6.1(c)) made with respect to such Share Acquisition Loan during such Plan Year, and the denominator of which is the aggregate amount of all of principal remaining to be paid with respect to such Share Acquisition Loan as of the first day of such Plan Year; provided, however, that the method described in this section 6.4(b) may be used only if the Share Acquisition Loan does not extend for a period in excess of 10 years after the date of origination and only to the extent that principal payments on such Share Acquisition Loan are made at least as rapidly as under a loan of like principal amount with a like interest rate and term requiring level amortization of principal and interest.

The method to be used shall be specified in the documents governing the Share Acquisition Loan or, if not specified therein, prescribed by the Committee, in its discretion. In the event that property other than, or in addition to, Financed Shares shall be held in the Loan Repayment Account and pledged as collateral for a Share Acquisition Loan, then the property to be released pursuant to this section 6.4 shall be property having a Fair Market Value determined by applying the method to be used to the Fair Market Value of all property pledged as collateral for such Share Acquisition Loan; provided, however, that no property other than Financed Shares shall be released pursuant to this section 6.4 unless all Financed Shares have previously been released.


         SECTION 6.5 RESTRICTIONS ON FINANCED SHARES.

         Except to the extent required under any applicable law, rule or regulation, no Shares purchased with the proceeds of a Share Acquisition Loan shall be subject to a put, call or other option, or to any buy-sell or similar arrangement, while held by the Trustee or when distributed from the Plan. The provisions of this section 6.5 shall continue to apply in the event that this Plan shall cease to be an employee stock ownership plan, within the meaning of section 4975(e)(7) of the Code.



                                   ARTICLE VII

                           ALLOCATION OF CONTRIBUTIONS


         SECTION 7.1 ALLOCATION AMONG ELIGIBLE PARTICIPANTS.

         Subject to the limitations of Article VIII, ESOP Contributions for a Plan Year made in accordance with section 5.3 and Financed Shares and other property that are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4 shall be allocated among the Eligible Participants for such Plan Year, in the manner provided in this Article VII.


         SECTION 7.2 ALLOCATION OF RELEASED SHARES OR OTHER PROPERTY.

         Subject to the limitations of Article VIII, in the event that Financed Shares or other property are released from the Loan Repayment Account for a Plan Year in accordance with section 6.4, such released Shares or other property shall be allocated among the Accounts of the Eligible Participants for the Plan Year in the proportion that each such Eligible Participant's Allocation Compensation for the portion of the Plan Year during which he was a Participant bears to the aggregate Allocation Compensation of all Eligible Participants for the portion of the Plan Year during which they were Participants.


         SECTION 7.3 ALLOCATION OF ESOP CONTRIBUTIONS.

         Subject to the limitations of Article VIII, in the event that the Employer makes an ESOP Contribution for a Plan Year, such ESOP Contribution shall be allocated among the Accounts of the Eligible Participants for such Plan

Year in the proportion that each such Eligible Participant's Allocation Compensation for the portion of the Plan Year during which he was a Participant bears to the aggregate Allocation Compensation of all Eligible Participants for the portion of such Plan Year during which they were Eligible Participants.



                                  ARTICLE VIII

                           LIMITATIONS ON ALLOCATIONS


         SECTION 8.1 OPTIONAL LIMITATIONS ON ALLOCATIONS OF ESOP CONTRIBUTIONS.

         If, for any Plan Year, the application of sections 7.2 and 7.3 would result in more than one-third of the number of Shares or of the amount of money or property to be allocated thereunder being allocated to the Accounts of Eligible Participants for such Plan Year who are also Highly Compensated Employees for such Plan Year, then the Committee may, but shall not be required to, direct that this section 8.1 shall apply in lieu of sections 7.2 and 7.3. If the Committee gives such a direction, then the Committee shall impose a maximum dollar limitation on the amount of Allocation Compensation that may be taken into account for each Eligible Participant. The dollar limitation which shall be imposed shall be the limitation which produces the result that the aggregate Allocation Compensation taken into account for Eligible Participants who are Highly Compensated Employees, constitutes exactly one-third of the aggregate Allocation Compensation taken into account for all Eligible Participants. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee.


         SECTION 8.2 GENERAL LIMITATIONS ON CONTRIBUTIONS.

         (a) No amount shall be allocated to a Participant's Account under this Plan for any Limitation Year, to the extent that such an allocation would result in an Annual Addition of an amount greater than the lesser of (i) $30,000 (or such other amount as is permissible under section 415(c)(1)(A) of the Code, or
(ii) 25% of the Participant's Total Compensation for such Limitation Year.

         (b) In the case of a Participant who may be entitled to benefits under any qualified defined benefit plan (whether or not terminated) now in effect or ever maintained by the Employer, such Participant's Annual Additions under this Plan shall, in addition to the limitations provided under section 8.2(a), be further limited so that the sum of the Participant's Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction does not exceed 1.0 for any Limitation Year; provided, however, that for any Limitation Year ending prior to January 1, 1983, the sum of his Defined Contribution Plan Fraction plus his Defined Benefit Plan Fraction shall not exceed 1.4; and provided further, that this limitation shall only apply if and to the extent that the benefits under the Employer's Retirement Plan are not limited so that such sum is not exceeded.

         (c) For purposes of this section 8.2, the following special definitions shall apply:

                  (i) Annual Addition means the sum of the following amounts allocated on behalf of a Participant for a Limitation Year:

                           (A) all contributions by the Employer (including contributions made under a salary reduction agreement pursuant to sections 401(k), 408(k) or 403(b) of the Code) under any qualified defined contribution plan (other than this Plan) maintained by the Employer, as well as the Participant's allocable share, if any, of any forfeitures under such plans; plus

                           (B) (I) for  Limitation  Years  that  began  prior to
                  January 1, 1987, the lesser of (1) 50% of the Participant's voluntary nondeductible contributions to all qualified defined contribution plans maintained by the Employer, or (2) the amount by which the Participant's nondeductible voluntary contributions to such plans exceeds 6% of his Total Compensation; and (II) for Limitation Years that begin after December 31, 1986, all of the Participant's volun tary nondeductible contributions to such plans; plus

                           (C) all ESOP Contributions under this Plan; plus

                           (D) except as  hereinafter  provided in this  section
                  8.2(c)(i), a portion of the Employer's Loan Repayment Contributions to the Plan for such Limitation Year which bears the same proportion to the total amount of the Employer's Loan Repayment Contributions for the Limitation Year that the number of Shares (or the Fair Market Value of property other than Shares) allocated to the Participant's Account pursuant to section 7.2 or 8.1, whichever is applicable, bears to the aggregate number of Shares (or Fair Market Value of property other than Shares) so allocated to all Participants for such Limitation Year.

         Notwithstanding section 8.2(c)(i)(D), if, for any Limitation Year, the aggregate amount of ESOP Contributions allocated to the Accounts of the individuals who are Highly Compensated Employees for such Limitation Year, when added to such Highly Compensated Employees' allocable share of any Loan Repayment Contributions for such Limitation Year, does not exceed one-third of the total of all ESOP Contributions and Loan Repayment Contributions for such Limitation Year, then that portion, if any, of the Loan Repayment Contributions for such Limitation Year that is applied to the payment of interest on a Share Acquisition Loan shall not be included as an Annual Addition. In determining whether more than one-third of the number of Shares or of the amount of money or property to be allocated under the Plan for a Plan Year would be allocated to the Highly Compensated Employees, any allocation to be made to the Account of a Family Member of a Highly Compensated Employee who is either a Five Percent Owner or one of the ten Highly Compensated Employees with the highest Total Compensation, shall be treated as an allocation to such Highly Compensated Employee.


                  (ii) Employer means Wake Forest Federal Savings & Loan Association, and all members of a controlled group of corporations, as defined in section 414(b) of the Code, as modified by section 415(h) of the Code, all commonly controlled trades or businesses, as defined in section 414(c) of the Code, as modified by section 415(h) of the Code, all affiliated service groups, as defined in section 414(m) of the Code, of which Wake Forest Federal Savings & Loan Association is a member, as well as any leasing organization, as defined in section 17.8, that employs any person who is considered an employee under section 17.8 and any other entity that is required to be aggregated with the Employer pursuant to regulations under section 414(o) of the Code.

                  (iii) Defined Benefit Plan Fraction means, for any Participant for any Limitation Year, a fraction, the numerator of which is the Projected Annual Benefit (determined as of the end of such Limitation
         Year) of the Participant under any qualified defined benefit plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and the denominator of which is as follows: (A) for Limitation Years ending prior to January 1, 1983, the lesser of (I) the dollar limitation in effect under section 415(b)(1)
         (A) of the Code for such Limitation Year, or (II) the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year; and (B) in all other cases, the lesser of (I) (except as provided in section 16.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the dollar limitation in effect under section 415(b)(1)(A) of the Code for such Limitation Year, or (II) the product of 1.4 multiplied by the amount which may be taken into account under section 415(b)(1)(B) of the Code with respect to such Participant for such Limitation Year.

                  (iv) Defined Contribution Plan Fraction means, for any Participant for any Limitation Year, a fraction (A) the numerator of which is the sum of such Participant's Annual Additions (determined as of the end of such Limitation Year) under this Plan and any other qualified defined contribution plans (whether or not terminated) maintained by the Employer for the current and all prior Limitation Years, and (B) the denominator of which is as follows: (I) for Limitation Years ending prior to January 1, 1983, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation Year during which such Participant was employed by the
         Employer: (1) the Maximum Permissible Amount for such Limitation Year (without regard to section 415(c)(6) of the Code), or (2) the amount which may be taken into account under section 415(c)(1)(B) of the Code with respect to such Participant for such Limitation Year; and (II) in all other cases, the sum of the lesser of the following amounts for such Limitation Year and for each prior Limitation during which such Participant was employed by the Employer: (1) (except as provided in section 16.8(b) for a Top Heavy Plan Year) the product of 1.25 multiplied by the Maximum Permissible Amount for such Limitation Year (determined without regard to section 415(c)(6) of the Code), or (2) the product of 1.4 multiplied by the amount which may be taken into account under section 415(c)(1)(B) of the Code (or section 415(c)(7) of the Code, if applicable) with respect to such Participant for such Limitation Year; provided, however, that the Plan Administrator may, at his election, adopt the transition rule set forth in section 415(e)(6) of the Code in making the computation set forth in this section 8.2(c)(iv). If the sum of a Participant's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction exceeded 1.0 as of September 30, 1983, then such Participant's Defined Contribution Plan Fraction shall be determined under regulations to be prescribed by the Secretary of the Treasury so that the sum of the fractions does not exceed 1.0.

                  (v) Limitation Year means the Plan Year; provided, however, that if the Employer changes the Limitation Year, the new Limitation Year shall begin on a date within the Limitation Year in which the amendment is made.

                  (vi) Maximum Permissible Amount means (A) $25,000 (or such higher amount as may be permitted under section 415(d) of the Code because of cost of living increases) for Limitation Years beginning prior to January 1, 1983, and (B) the greater of (I) $30,000, or (II) 25% of the dollar limitation in effect under section 415(b)(1)(A) of the Code for Limitation Years beginning on or after January 1, 1983.

                  (vii) Projected Annual Benefit means a Participant's annual retirement benefit (adjusted to the actuarial equivalent of a straight life annuity if expressed in a form other than a straight life or qualified joint and survivor annuity) under any qualified defined benefit plan maintained by the Employer, whether or not terminated, assuming that the Participant will continue employment until the later of current age or normal retirement age under such plan, and that the Participant's Total Compensation for the Limitation Year and all other relevant factors used to determine benefits under such plan will remain constant for all future Limitation Years.

         (d) When a Participant's Annual Addition to this Plan must be reduced to satisfy the limitations of section 8.2(a) or (b), such reduction shall be applied first to ESOP Contributions; and second, if necessary, to Shares allocated as a result of a Loan Repayment Contribution which are included as an Annual Addition. The amount by which any Participant's Annual Addition to this Plan is reduced shall be allocated in accordance with Articles V and VII as a contribution by the Employer in the next succeeding Limitation Year.

         (e) Prior to determining a Participant's actual Total Compensation for a Limitation Year, the Employer may determine the limitations under this section
8.2 for a Participant on the basis of a reasonable estimation of the Participant's Total Compensation for the Limitation Year that is uniformly determined for all Participants who are similarly situated. As soon as it is administratively feasible after the end of the Limitation Year, the limitations of this section 8.2 shall be determined on the basis of the Participant's actual Total Compensation for the Limitation Year.



                                   ARTICLE IX

                                     VESTING


         SECTION 9.1 VESTING.

         Subject to the provisions of section 9.6(a), the balance credited to each Employee's Account shall become vested in accordance with the following schedule:

                           Period of Service                    Vested
                               In Years                       Percentage
                               --------                       ----------
                             less than 3                              0%
                             3 or more                              100%


         SECTION 9.2 VESTING ON DEATH, DISABILITY, RETIREMENT OR CHANGE IN CONTROL.

         Any previously unvested portion of the remainder of the balance credited to the Account of a Participant or of a person who is a Former Participant solely because he is excluded from participation under section 2.1(b) shall become fully vested in him immediately upon attainment of age 65, or, if earlier, upon the termination of his participation by reason of death, Disability, Retirement or upon the occurrence of a Change in Control of the Employer.

         SECTION 9.3 FORFEITURES ON TERMINATION OF EMPLOYMENT.

         Upon the termination of employment of a Participant or Former Participant for any reason other than death, Disability, Retirement, that portion of the balance credited to his Account which is not vested at the date of such termination shall be forfeited as of the last Valuation Date for the Plan Year in which such termination of employment occurs. The proceeds of such forfeitures, less amounts, if any, required to be credited because of re-employment pursuant to section 9.4, shall be treated as Forfeitures and shall be disposed of as provided in section 9.5.


         SECTION 9.4 AMOUNTS CREDITED UPON RE-EMPLOYMENT.

         If an Employee forfeited any amount of the balance credited to his Account upon his termination of employment with the Employer, and is re-employed prior to the occurrence of a Period of Severance of five years, then:

                  (i) an amount equal to the Fair Market Value of the Shares forfeited, determined as of the date of forfeiture; and

                  (ii) the amount credited to his General Investment Account that was forfeited, determined as of the date of forfeiture;

shall be credited back to his Account from the proceeds of forfeitures which are redeemed pursuant to section 9.3 during the Plan Year in which he is re-employed, unless such proceeds are insufficient, in which case the Employer shall make an additional contribution in the amount of such deficiency.


         SECTION 9.5 ALLOCATION OF FORFEITURES.

         Any Forfeitures that occur during a Plan Year shall be used to reduce the contributions required of the Employer under the Plan and shall be treated as Loan Repayment Contributions and ESOP Contributions in the proportions designated by the Committee in accordance with Article V.


         SECTION 9.6 ACCELERATED VESTING UPON CHANGE IN CONTROL

         (a) The balance credited to each Participant's Account shall become 100% vested upon the occurrence of a Change in Control of the Employer.

         (b) A Change in Control of the Employer shall be deemed to have occurred upon the happening of any of the following events:

                  (i) approval by the stockholders of Wake Forest Federal Savings & Loan Association of a transaction that would result in the reorganization, merger or consolidation of Wake Forest Federal Savings & Loan Association with one or more other persons, other than a transaction following which:

                           (A) at least 51% of the equity ownership interests of
                  the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Securities Exchange Act of 1934 "Exchange Act") in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the outstanding equity ownership interests in Wake Forest Federal Savings & Loan Association; and

                           (B) at least 51% of the  securities  entitled to vote
                  generally in the election of directors of the entity resulting from such transaction are beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) in substantially the same relative proportions by persons who, immediately prior to such transaction, beneficially owned (within the meaning of Rule 13d-3 promulgated under the Exchange Act) at least 51% of the securities entitled to vote generally in the election of directors of Wake Forest Federal Savings & Loan Association

                  (ii) the acquisition of all or substantially all of the assets of Wake Forest Federal Savings & Loan Association or beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of the outstanding securities of Wake Forest Federal Savings & Loan Association entitled to vote generally in the election of directors by any person or by any persons acting in concert, or approval by the stockholders of Wake Forest Federal Savings & Loan Association of any transaction which would result in such an acquisition;

                  (iii) a complete liquidation or dissolution of Wake Forest Federal Savings & Loan Association, or approval by its stockholders of a plan for such liquidation or dissolution;

                  (iv) the occurrence of any event if, immediately following such event, at least 50% of the members of the Board of Wake Forest Federal Savings & Loan Association do not belong to any of the following groups;

                           (A) individuals who were members of the Board of Wake
                  Forest Federal Savings & Loan Association on the Effective Date of this Plan; or

                           (B) individuals who first became members of the Board
                  of Wake Forest Federal Savings & Loan Association after the Effective Date of this Plan either:

                                    (I) upon  election  to serve as a member  of
                           such Board by affirmative vote of three-quarters of the members of such Board, or of a nominating committee thereof, in office at the time of such first election; or

                                    (II) upon  election by the  stockholders  of
                           Wake Forest Federal Savings & Loan Association to serve as a member of the Board of Wake Forest Federal

                           Savings & Loan Association, but only if nominated for election by affirmative vote of three-quarters of the members of the Board, or of a nominating committee thereof, in office at the time of such first nomination;

                  provided, however, that such individual's election or nomination did not result from an actual or threatened election contest (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents
                  (within the meaning of Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) other than by or on behalf of the Board of Wake Forest Federal Savings & Loan Association.

In no event, however, shall a Change in Control be deemed to have occurred as a result of any acquisition of securities or assets of Wake Forest Federal Savings & Loan Association, an Affiliated Employer, or a subsidiary of either of them, by Wake Forest Federal Savings & Loan Association, an Affiliated Employer, or a subsidiary of either of them, or by any employee benefit plan maintained by any of them. For purposes of this section 9.6(b), the term "person" shall have the meaning assigned to it under sections 13(d)(3) or 14(d)(2) of the Exchange Act.



                                    ARTICLE X

                                 THE TRUST FUND


         SECTION 10.1 THE TRUST FUND.

         The Trust Fund shall be held and invested under the Trust Agreement with the Trustee. The provisions of the Trust Agreement shall vest such powers in the Trustee as to investment, control and disbursement of the Trust Fund, and such other provisions not inconsistent with the Plan, including provision for the appointment of one or more "investment managers" within the meaning of section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Trust Fund, as the Board may from time to time authorize. Except as required by ERISA, no bond or other security shall be required of any Trustee at any time in office.


         SECTION 10.2 INVESTMENTS.

         (a) Except to the extent provided to the contrary in section 10.3, the Trust Fund shall be invested in:

                  (i) Shares;

                  (ii) units of interest in such Investment Funds as may be established from time to time by the Committee; and

                  (iii) such other investments as may be permitted under the Trust Agreement;

in such proportions as shall be determined by the Committee or, if so provided under the Trust Agreement, as directed by one or more investment managers or by the Trustee, in its discretion; provided, however, that the investments of the Trust Fund shall consist primarily of Shares. Notwithstanding the immediately preceding sentence, the Trustee may temporarily invest the Trust Fund in short-term obligations of, or guaranteed by, the United States Government or an agency thereof, or may retain uninvested, or sell investments to provide, amounts of cash required for purposes of the Plan.

         (b) Initially, the value of each unit in each Investment Fund shall be $1, and one unit in any such Investment Fund shall be credited to each Participant or Former Participant, or the Beneficiary of a deceased Participant or Former Participant, for each $1 applicable to the purchase for him of units in such Investment Fund. Thereafter, the Plan Administrator shall determine the value of units in each such Investment Fund as of each Valuation Date by dividing the fair market value of all property in each such Investment Fund as of such Valuation Date (after deducting any expenses or other amounts then properly chargeable against the particular Investment Fund) by the number of units then outstanding in each such Investment Fund, and making such other adjustments as shall be necessary to properly reflect transactions occurring subsequent to the immediately preceding Valuation Date. For the purposes of this
Article X, fractions of units computed to three decimal places, as well as whole units, in any of the Investment Funds may be redeemed or purchased for the credit of Employees, Participants or Former Participants or their Beneficiaries.


         SECTION 10.3 DISTRIBUTIONS FOR DIVERSIFICATION OF INVESTMENTS.

         (a) Notwithstanding section 10.2, each Qualified Participant may:

                  (i) during the first 90 days of each of the first four Plan Years to begin after the Plan Year in which he first becomes a Qualified Participant, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 25% of the balance credited to his Account, be distributed to him pursuant to this section; and

                  (ii) during the first 90 days of the fifth Plan Year to begin after the Plan Year in which he first becomes a Qualified Participant or of any Plan Year thereafter, elect that such percentage of the balance credited to his Account as he may specify, but in no event more than 50% of the balance credited to his Account, be distributed to him pursuant to this section.

For purposes of an election under this section 10.3, the balance credited to a Participant's Account shall be the balance credited to his Account determined as of the last Valuation Date to occur in the Plan Year immediately preceding the Plan Year in which such election is made.

         (b) An election made under section 10.3(a) shall be made in writing, in the form and manner prescribed by the Plan Administrator, and shall be filed with the Plan Administrator during the election period specified in section 10.3(a). As soon as is practicable, and in no case later than 90 days, following the end of the election period during which such election is made, the Plan Administrator shall take such actions as are necessary to cause the specified percentage of the balance credited to the Account of the Qualified Participant making the election to be distributed to such Qualified Participant.

         (c) An election made under section 10.3(a) may be changed or revoked at any time during the election period described in section 10.3(a) during which it is initially made. In no event, however, shall any election under this section
10.3 result in more than 25% of the balance credited to the Participant's Account being distributed to the Participant, if such election is made during a Plan Year to which section 10.3(a)(i) applies, or result in more than 50% of the balance distributed to the Participant, if such election is made during the Plan Year to which section 10.3(a)(ii) applies or thereafter.


         SECTION 10.4 USE OF COMMINGLED TRUST FUNDS.

         Subject to the provisions of the Trust Agreement, amounts held in the Trust Fund may be invested in:

                  (a) any commingled or group trust fund described in section 401(a) of the Code and exempt under section 501(a) of the Code; or

                  (b) any common trust fund exempt under section 584 of the Code maintained exclusively for the collective investment of the assets of trusts that are exempt under section 501(a) of the Code;

provided that the trustee of such commingled, group or common trust fund is a bank or trust company.


         SECTION 10.5 MANAGEMENT AND CONTROL OF ASSETS.

         All assets of the Plan shall be held by the Trustee in trust for the exclusive benefit of Participants, Former Participants and their Beneficiaries. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Former Participants and their Beneficiaries, and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.



                                   ARTICLE XI

                    VALUATION OF INTERESTS IN THE TRUST FUND


         SECTION 11.1 ESTABLISHMENT OF INVESTMENT ACCOUNTS.

         The Plan Administrator shall establish, or cause to be established, for each person for whom an Account is maintained a Share Investment Account and a General Investment Account. Such Share Investment Accounts and General Investment Accounts shall be maintained in accordance with this Article XI.

         SECTION 11.2 SHARE INVESTMENT ACCOUNTS.

         The Share Investment Account established for a person in accordance with section 11.1 shall be credited with: (a) all Shares allocated to such person's Account; (b) all Shares purchased with amounts of money or property allocated to such person's Account; (c) all dividends paid in the form of Shares with respect to Shares credited to his

Account; and (d) all Shares purchased with amounts credited to such person's General Investment Account. Such Share Investment Account shall be charged with all Shares that are sold or exchanged to acquire other investments or to provide cash and with all Shares that are distributed in kind.


         SECTION 11.3 GENERAL INVESTMENT ACCOUNTS.

         The General Investment Account that is established for a person in accordance with section 11.1 shall be credited with: (a) all amounts, other than Shares, allocated to such person's Account; (b) all dividends paid in a form other than Shares with respect to Shares credited to such person's Share Investment Account; (c) the proceeds of any sale of Shares credited to such person's Share Investment Account; and (d) any earnings attributable to amounts credited to such person's General Investment Account. Such General Investment Account shall be charged with all amounts credited thereto that are applied to the purchase of Shares, any losses or depreciation attributable to amounts credited thereto, any expenses allocable thereto and any distributions of amounts credited thereto.


         SECTION 11.4 VALUATION OF INVESTMENT ACCOUNTS.

         (a) The Plan Administrator shall determine, or cause to be determined, the aggregate value of each person's Share Investment Account as of each Valuation Date by multiplying the number of Shares credited to such Share Investment Account on such Valuation Date by the Fair Market Value of a Share on such Valuation Date.

         (b) The Plan Administrator shall determine, or cause to be determined, the aggregate value of each person's General Investment Account as of each Valuation Date as follows:

                  (i) To the extent that all or a portion of such person's General Investment Account is invested in one or more of the Investment Funds, the Plan Administrator shall multiply the number of units in each Investment Fund credited to such person as of the immediately preceding Valuation Date by the value of a unit in such Investment Fund as of the current Valuation Date.

                  (ii) To the extent that all or a portion of such person's General Investment Account is invested in investments other than the Investment Funds, the Plan Administrator shall adjust the balance in such manner as it shall deem appropriate to reflect earnings, losses, expenses, benefit payments and other transactions properly chargeable to such Account.


         SECTION 11.5 ANNUAL STATEMENTS.

         There shall be furnished, by mail or otherwise, at least once in each Plan Year to each person who would then be entitled to receive all or part of the balance credited to any Account if the Plan were then terminated, a statement of his interest in the Plan as of such date as shall be selected by the Plan Administrator, which statement shall be deemed to have been accepted as correct and be binding on such person unless the Plan Administrator receives written notice to the contrary within 30 days after the statement is mailed or furnished to such person.

                                   ARTICLE XII

                                     SHARES


         SECTION 12.1 SPECIFIC ALLOCATION OF SHARES.

         All Shares purchased under the Plan shall be specifically allocated to the Share Investment Accounts of Participants, Former Participants and their Beneficiaries in accordance with section 11.2, with the exception of Financed Shares, which shall be allocated to the Loan Repayment Account.


         SECTION 12.2 DIVIDENDS.

         (a) Dividends paid with respect to Shares held under the Plan shall be credited to the Loan Repayment Account, if paid with respect to Financed Shares. Such dividends shall be: (i) applied to the payment of principal and accrued interest with respect to any Share Acquisition Loan, if paid in cash; or (ii) held in the Loan Repayment Account as Financed Shares for release in accordance with section 6.4, if paid in the form of Shares.

         (b) Dividends paid with respect to Shares allocated to a person's Share Investment Account shall be credited to such person's Share Investment Account. Cash dividends credited to a person's General Investment Account shall be, at the direction of the Board, either: (i) held in such General Investment Account and invested in accordance with sections 10.2 and 11.2; (ii) distributed immediately to such person; (iii) distributed to such person within 90 days of the close of the Plan Year in which such dividends were paid; or (iv) used to make payments of principal or interest on a Share Acquisition Loan; provided, however, that the Fair Market Value of Financed Shares released from the Loan Repayment Account equals or exceeds the amount of the dividend.


         SECTION 12.3 VOTING RIGHTS.

         (a) Each person shall direct the manner in which all voting rights appurtenant to Shares allocated to his Share Investment Account will be exercised, provided that such Shares were allocated to his Share Investment Account as of the applicable record date. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the inspector of elections, the Trustee or such other person who shall be independent of the Employer as the Committee shall designate, at least 10 days prior to the date of the meeting of holders of Shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, the Trustee or such other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in directing the Trustee as to the manner in which such voting rights shall be exercised. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained all annual reports, proxy materials and other information known by the Plan Administrator to have been furnished by the issuer of the Shares, or by any solicitor of proxies, to the holders of Shares.

         (b) To the extent that any person shall fail to give instructions with respect to the exercise of voting rights appurtenant to Shares allocated to his Share Investment Account:

                  (i) the Trustee shall, with respect to each matter to be voted upon: (A) cast a number of affirmative votes equal to the product of
         (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares for which affirmative votes will be cast in accordance with written instructions given as provided in section 12.3(a) and the denominator of which is the aggregate number of affirmative and negative votes which will be cast in accordance with written instructions given as aforesaid, and (B) cast a number of negative votes equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over
         (II) the number of affirmative votes being cast with respect to such allocated Shares pursuant to section 12.3(b)(i)(A); or

                  (ii) if the Trustee shall determine that it may not, consistent with its fiduciary duties, vote the allocated Shares for which no written instructions have been given in the manner described in section 12.3(b)(i), it shall vote such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

                  (c) (i) The voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

                           (A) a number of votes equal to the product of (I) the
                  total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by (II) a fraction, the numerator of which is the total number of affirmative votes cast by Participants, Former Participants and the Beneficiaries of deceased Former Participants with respect to such matter pursuant to section 12.3(a) and the denominator of which is the total number of affirmative and negative votes cast by Participants, Former Participants and the Beneficiaries of deceased Former Participants, shall be cast in the affirmative; and

                           (B) a number of votes  equal to the excess of (I) the
                  total number of votes appurtenant to Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast pursuant to section 12.3(c)(i)(A) shall be cast in the negative.

         To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(i) shall be applied separately with respect to each class of Shares.

                  (ii) If voting rights are to be exercised with respect to Financed Shares as provided in section 12.3(c)(i)(A) and (B) at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants, then the voting rights appurtenant to Financed Shares shall be exercised as follows with respect to each matter as to which holders of Shares may vote:

                           (A) Each person who is a Participant on the applicable record date and who was a Participant on the last day of the Plan Year ending on or immediately prior to such record date will be granted a number of votes equal to the quotient, rounded to the nearest integral number, of (I) such Participant's Allocation Compensation for the Plan Year ending on or immediately prior to such record date (or for the portion of such Plan Year during which he was a Participant); divided by (II) $1,000.00; and

                           (B) a number of votes equal to the product of (I) the
                  total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date; multiplied by
                  (II) a fraction, the numerator of which is the total number of votes that are cast in the affirmative with respect to such matter pursuant to section 12.3(c)(ii)(A) and the denominator of which is the total number of votes that are cast either in the affirmative or in the negative with respect to such matter pursuant to section 12.3(c)(ii)(A), shall be cast in the affirmative; and

                           (C) a number of votes  equal to the excess of (I) the
                  total number of Financed Shares allocated to the Loan Repayment Account on the applicable record date, over (II) the number of affirmative votes cast with respect to such matter pursuant to section 12.3(c)(ii)(B), shall be cast in the negative.

         To the extent that the Financed Shares consist of more than one class of Shares, this section 12.3(c)(ii) shall be applied separately with respect to each class of Shares.


         SECTION 12.4 TENDER OFFERS.

         (a) Each person shall direct whether Shares allocated to his Share Investment Account will be delivered in response to any Tender Offer. Such person shall, for such purpose, be deemed a "named fiduciary" within the meaning of section 402(a)(2) of ERISA. Such a direction shall be given by completing and filing with the Trustee or such other person who shall be independent of the Employer as the Committee shall designate, at least 10 days prior to the latest date for exercising a right to deliver Shares pursuant to such Tender Offer, a written direction in the form and manner prescribed by the Committee. The
Trustee or other person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabula tion. The final results of the tabulation shall be followed by the Committee in directing the number of Shares to be delivered. The Plan Administrator shall make a reasonable effort to furnish, or cause to be furnished, to each person for whom a Share Investment Account is maintained, all information known by the Plan Administrator to have been furnished by the issuer or by or on behalf of any person making such Tender Offer, to the holders of Shares in connection with such Tender Offer.

         (b) To the extent that any person shall fail to give instructions with respect to Shares allocated to his Share Investment Account:

                  (i) the Trustee shall (A) tender or otherwise offer for purchase, exchange or redemption a number of such Shares equal to the product of (I) the number of allocated Shares for which no written instructions have been given, multiplied by (II) a fraction, the numerator of which is the number of allocated Shares tendered or otherwise offered for purchase, exchange or redemption in accordance with written instructions given as provided in section 12.4(a) and the denominator of which is the aggregate number of allocated Shares for which written instructions have been given as aforesaid, and (B) withhold a number of Shares equal to the excess (if any) of (I) the number of allocated Shares for which no written instructions have been given over (II) the number of Shares being tendered or otherwise offered pursuant to section 12.4(b)(i)(A); or

                  (ii)  if  the  Trustee  shall   determine  that  it  may  not,
         consistent with its fiduciary duties, exercise the tender or other rights appurtenant to allocated Shares for which no written instructions have been given in the manner described in section 12.4(b)(i), it shall tender, or otherwise offer, or withhold such Shares in such manner as it, in its discretion, may determine to be in the best interests of the persons to whose Share Investment Accounts such Shares have been allocated.

         (c) In the case of any Tender Offer, any Financed Shares held in the Loan Repayment Account shall be dealt with as follows:

                  (i) If such Tender Offer occurs at a time when there are no Shares allocated to the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Par ticipants, then the disposition of the Financed Shares shall be determined as follows:

                           (A) each person who is a Participant on the applicable record date and who was a Participant on the last day of the Plan Year ending on or immediately prior to such record date will be granted a number of tender rights equal to the quotient, rounded to the nearest integral number, of (I) such Participant's Allocation Compensation for the Plan Year ending on or immediately prior to such record date (or for the portion of such Plan Year during which he was a Participant), divided by (II) $1,000.00; and

                           (B) on the last day for delivering Shares or otherwise responding to such Tender Offer, a number of Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by
                  (II) a fraction, the numerator of which is the total number of tender rights exercised in favor of the delivery of Shares in response to the Tender Offer pursuant to section 12.4(c)(i)(A) and the denominator of which is the total number of tender rights that are exercisable in response to the Tender Offer pursuant to section 12.4(c)(i)(A), shall be delivered in response to the Tender Offer; and

                           (C) a number of Shares equal to the excess of (I) the
                  total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; over (II) the number of Shares to be delivered in response to the Tender Offer pursuant to section 12.4(c)(i)(B), shall be withheld from delivery.

                  (ii) If such Tender Offer occurs at a time when the voting rights appurtenant to such Financed Shares are to be exercised in accordance with section 12.3(c)(i), then:

                           (A)  on  the  last  day  for  delivering   Shares  or
                  otherwise responding to such Tender Offer, a number of Financed Shares equal to the product of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day of the effective period of such Tender Offer; multiplied by (II) a fraction, the numerator of which is the total number of Shares delivered from the Share Investment Accounts of Participants, Former Participants and the Beneficiaries of deceased Former Participants in response to such Tender Offer pursuant to section 12.4(a), and the denominator of which is the total number of Shares allocated to the Share Investment Accounts of Participants, Former Participants and Beneficiaries of deceased Former Participants immediately prior to the last day for delivering Shares or otherwise responding to such Tender Offer, shall be delivered; and

                           (B) a number of Financed  Shares  equal to the excess
                  of (I) the total number of Financed Shares allocated to the Loan Repayment Account on the last day for delivering Shares or otherwise responding to such Tender Offer; over (II) the number of Financed Shares to be delivered pursuant to section 12.4(c)(ii)(A), shall be withheld from delivery.

         To the extent that the Financed Shares consist of more than one class of Shares, this section 12.4(c) shall be applied sepa rately with respect to each class of Shares.



                                  ARTICLE XIII

                               PAYMENT OF BENEFITS


         SECTION 13.1 IN GENERAL.

         The balance credited to a Participant's or Former Participant's Account under the Plan shall be paid only at the times, to the extent, in the manner and to the persons provided in this Article XIII.


         SECTION 13.2 DESIGNATION OF BENEFICIARIES.

         (a) Subject to section 13.2(b), any person entitled to a benefit under the Plan may designate a Beneficiary to receive any amount to which he is entitled that remains undistributed on the date of his death. Such person shall designate his Beneficiary (and may change or revoke any such designation) in writing in the form and manner prescribed by the Plan Administrator. Such designation, and any change or revocation thereof, shall be effective only if received by the Plan Administrator prior to such person's death and shall become irrevocable upon such person's death.

         (b) A Participant or Former Participant who is married shall automatically be deemed to have designated his spouse as his Beneficiary, unless, prior to the time such designation would, under section 13.2(a), become irrevocable:

                  (i) the Participant or Former Participant designates an additional or a different Beneficiary in accordance with this section 13.2; and

                  (ii) (A) the spouse of such Participant or Former Participant consents to such designation in a writing that acknowledges the effect of such consent and is witnessed by a Plan representative or a notary public; or (B) the spouse of such Participant or Former Participant has previously consented to such designation by signing a written waiver of any right to consent to any designation made by the Participant or Former Participant, and such waiver acknowledged the effect of the waiver and was witnessed by a Plan representative or a notary public; or (C) it is established to the satisfaction of a Plan representative that the consent required under section 13.2(b)(ii)(A) may not be obtained because such spouse cannot be located or because of other circumstances permitted under regulations issued by the Secretary of the Treasury.

         (c) In the event that a Beneficiary entitled to payments hereunder shall die after the death of the person who designated him but prior to receiving payment of his entire interest in the Account of the person who designated him, then such Beneficiary's interest in the Account of such person, or any unpaid balance thereof, shall be paid as provided in section 13.3 to the Beneficiary who has been designated by the deceased Beneficiary, or if there is none, to the executor or administrator of the estate of such deceased Beneficiary, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased Beneficiary as the Plan Administrator may select. If a person entitled to a benefit under the Plan and any of the Beneficiaries designated by him shall die in such circumstances that there shall be substantial doubt as to which of them shall have been the first to die, for all purposes of the Plan, the person who made the Beneficiary designation shall be deemed to have survived such Beneficiary.

         (d) If no Beneficiary survives the person entitled to the benefit under the Plan or if no Beneficiary has been designated by such person, such benefit shall be paid to the executor or administrator of the estate of such person, or if no such executor or administrator is appointed within such time as the Plan Administrator, in his sole discretion, shall deem reasonable, to such one or more of the spouse and descendants and blood relatives of such deceased person as the Plan Administrator may select.


         SECTION 13.3 DISTRIBUTIONS TO PARTICIPANTS AND FORMER PARTICIPANTS.

         (a)(i) Subject to the provisions of section 13.5 with respect to required minimum distributions, the vested portion of the balance credited to a Participant's or a Former Participant's Account shall be distributed to him commencing as of the last Valuation Date to occur in the Plan Year in which the Participant or Former Participant terminates employment with the Employer or attains age 65, whichever is later; unless the Participant or Former Participant elects otherwise pursuant to section 13.3(a)(ii), and the payment, or first in a series of payments, is actually made within three months following such Valuation Date.

                  (ii) A Participant or Former Participant may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator not later than 15 days prior to the date on which his employment with the Employer terminates, elect that his vested interest in his Account be paid commencing as of any earlier or later Valuation Date after his termination of employment, but in no event later than the last Valuation Date to occur in the calendar year in which the Participant or Former Participant attains age 70 1/2, in which case the payment, or first in a series of payments, shall be made within three months following such Valuation Date.

                  (b)(i) Subject to section 13.3(b)(ii), the vested portion of the balance credited to the Account of a Participant or Former Participant will be paid to him, commencing as of the Valuation Date determined under section 13.3(a), in substantially equal annual installments over a fixed period equal to the greater of:

                           (A) five years; or

                           (B) if the vested portion of the balance  credited to
                  the Account of the Participant or Former Participant, determined as of the Valuation Date determined under section 13.3(a), is greater than $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury pursuant to section 409(o) of the Code), the sum of five years plus the lesser of (I) five additional years, or (II) one additional year for each $100,000 (or fraction thereof) by which the vested portion of the balance credited to the Participant's or Former Participant's Account exceeds $500,000 (or such larger amount as may be prescribed by the Secretary of the Treasury pursuant to section 409(o) of the Code).

                  (ii) A Participant or Former Participant may, upon request on a form provided by the Plan Administrator and filed with the Plan Administrator not later than 15 days prior to the date on which his employment terminates, elect that the vested portion of the balance credited to his Account be paid, commencing as of the Valuation Date determined under section 13.3(a):

                           (A) in substantially equal annual installments over a
                  fixed period not to exceed the lesser of (I) 10 years, or (II) the life expectancy of the Participant or Former Participant, or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of the Participant or Former Participant and his Beneficiary; or

                           (B) subject to section 13.4, in a lump sum payment.

         (c) If any person entitled to a benefit under the Plan dies before his entire benefit has been distributed to him, then the remainder of such benefit shall be paid to the Beneficiary designated by him under section 13.2 either:

                  (i) in a lump sum distribution as of the Valuation Date next following the date of his death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

                  (ii) if, prior to the death of the Participant or Former Participant whose vested Account is being distributed, an election pursuant to section 13.3(b)(ii)(B) is in effect for him, in a lump sum distribution as of the Valuation Date specified in such election, or, if earlier, as of the latest Valuation Date that would permit payment to be made within five years after the Participant's or Former Participant's death, and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of such Valuation Date; or

                  (iii) if, prior to the death of the Participant or Former Participant whose vested Account is being distributed, an election pursuant to section 13.3(b)(ii)(A) is in effect for him:

                           (A) over the  period  and at the  times  set forth in
                  such  election,   if  distribution  has  begun  prior  to  the
                  Participant's or Former Participant's death; or

                           (B) commencing at the time set forth in such election
                  and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant's or Former Participant's spouse is his Beneficiary and distribution has not begun prior to the deceased Participant's or Former Participant's death; or

                           (C) commencing on the date specified in such election
                  (or,  if  earlier,  the last  Valuation  Date that will permit payment to begin within one year after the deceased Participant's or Former Participant's death) and over the period set forth in such election (or, if less, over a period equal to the life expectancy of the Beneficiary of the deceased Participant or Former Participant), if the deceased Participant's or Former Participant's Beneficiary is a natural person other than his spouse and distribution has not begun prior to the deceased Participant's or Former Participant's death;

         and the amount thereof shall be based upon the vested portion of the balance credited to his Account as of the Valuation Dates as of which payments are determined; or

                  (iv) upon written application of the Beneficiary made in such form and manner as the Plan Administrator may prescribe, at another time or in another manner permitted under section 13.3(a) or (b), subject to the following limitations:

                           (A)(I) If such  Beneficiary is a natural person other
                  than the spouse of the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences within one year after such deceased Participant's or Former Participant's death shall be made over a fixed period that does not exceed the life expectancy of such Beneficiary when distribution commences.

                                    (II) If such  Beneficiary  is the  spouse of
                           the deceased Participant or Former Participant whose vested Account is being distributed, a distribution that commences no later than the later of: (1) the date on which the deceased Participant or Former Participant would have attained age 70 1/2 had he lived; or (2) the first anniversary of the death of such deceased Participant or Former Participant; shall be made over a fixed period that does not exceed the life expectancy of such Beneficiary when distribution commences.

                                    (III) In all other cases where the spouse of
                           the deceased Participant or Former Participant whose vested Account is being distributed is not the Beneficiary, payment must be completed within five years after the death of such deceased Participant or Former Participant.

                           (B) In cases where  distribution  has commenced prior
                  to the death of the deceased Participant or Former Participant whose vested Account is being distributed, distribution must be completed as least as rapidly as under the method in effect prior to such deceased Participant's or Former Participant's death.


         SECTION 13.4 MANNER OF PAYMENT.

         (a) Subject to section 13.4(b), payments of distributions made pursuant to section 13.3 or section 13.5 shall be paid, in accordance with the written direction of the person requesting the payment, in whole Shares, in cash, or in a combination of cash and whole Shares. Such written direction shall be given in such form and manner as the Plan Administrator may prescribe. If no such direction is given, then payment shall be made in the maximum number of whole Shares that may be acquired with the amount of the payment, plus, if necessary, an amount of money equal to any remaining amount of the payment that is less than the Fair Market Value of a whole Share.

         (b) No distribution of a lump sum payment shall be made in cash to the extent that the making of such distribution, when combined with all other distributions to be made in cash as of the same Valuation Date, would require the sale of Shares constituting 1% or more of all outstanding Shares; provided, however, that this section 13.4(b) shall not apply to or in respect of a Participant or Former Participant:

                  (i)  following  such  Participant's  or  Former  Participant's
         termination  of  employment   with  the  Employer  on  account  of  his
         Retirement or Disability; or

                  (ii) following such Participant's or Former Participant's 65th birthday; or

                  (iii) following the death of such Participant or Former Participant.


         SECTION 13.5 MINIMUM REQUIRED DISTRIBUTIONS.

         (a) Required minimum distributions of a Participant's or Former Participant's Account shall commence no later than:

                  (i) if the Participant or Former Participant attained age 70 1/2 prior to January 1, 1988 and was not a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains or attained age 70 1/2 or (B) the calendar year in which he terminates employment with the Employer; or

                  (ii) if the Participant or Former Participant attained age 70 1/2 prior to January 1, 1988 and is or was a Five Percent Owner at any time during the Plan Year ending in the calendar year in which he attained age 70 1/2, or during any of the four preceding Plan Years or during any subsequent years, the later of (A) the calendar year in which he attains age 70 1/2 or (B) the calendar year in which he first becomes a Five Percent Owner; or

                  (iii) in all other cases, the calendar year in which the Participant or Former Participant attains age 70 1/2.

                  (b) The required minimum distributions contemplated by section 13.5(a) shall be made as follows:

                  (i) The minimum required distribution to be made for the calendar year for which the first minimum distribution is required shall be no later than April 1st of the immediately following calendar year and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year immediately preceding the calendar year in which the first minimum distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year); by (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of him and his Beneficiary); and

                  (ii) the minimum required distribution to be made for each calendar year following the calendar year for which the first minimum distribution is required shall be made no later than December 31st of the calendar year for which the distribution is required and shall be equal to the quotient obtained by dividing (A) the vested balance credited to the Participant's or Former Participant's Account as of the last Valuation Date to occur in the calendar year prior to the calendar year for which the distribution is required (adjusted to account for any additions thereto or subtractions therefrom after such Valuation Date but on or before December 31st of such calendar year and, in the case of the distribution for the calendar year immediately following the calendar year for which the first minimum distribution is required, reduced by any distribution for the prior calendar year that is made in the current calendar year); by (B) the Participant's or Former Participant's life expectancy (or, if his Beneficiary is a natural person, the joint life and last survivor expectancy of him and his Beneficiary).

For purposes of this section 13.5, the life expectancy of a Participant or Former Participant (or the joint life and last survivor expectancy of a Participant or Former Participant and his designated Beneficiary) for the calendar year in which the Participant or Former Participant attains age 70 1/2 shall be determined on the basis of Tables V and VI, as applicable, of section 1.72-9 of the Income Tax Regulations as of the Participant's or Former Participant's and Beneficiary's birthday in such year. Such life expectancy or joint life and last survivor expectancy for any subsequent year shall be equal to the excess of (1) the life expectancy or joint life and last survivor expectancy for the year in which the Participant or Former Participant attains age 70 1/2, over (2) the number of whole years that have elapsed since the Participant or Former Participant attained age 70 1/2.

         (c) Payment of the distributions required to be made to a Participant or Former Participant under this section 13.5 shall be made in accordance with section 13.4.


         SECTION 13.6 DIRECT ROLLOVER OF ELIGIBLE ROLLOVER DISTRIBUTIONS.

         (a) A Distributee may elect, at the time and in the manner prescribed by the Plan Administer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

         (b) The following rules shall apply with respect to Direct Rollovers made pursuant to this section 13.6:

                  (i) A Participant may only elect to make a Direct Rollover of an Eligible Rollover Distribution if such Eligible Rollover Distribution (when combined with other Eligible Rollover Distributions made or to be made in the same calendar year) is reasonably expected to be at least $200;

                  (ii) If a Participant elects a Direct Rollover of a portion of an Eligible Rollover Distribution, that portion must be equal to at least $500; and

                  (iii) A Participant may not divide his or her Eligible Rollover Distribution into separate distributions to be transferred to two or more Eligible Retirement Plans.

                  (c) For purposes of this section 13.6 and any other applicable section of the Plan, the following definitions shall have the following meanings:

                  (i) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

                  (ii) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's spouse or former spouse who is the alternate payee under a Qualified Domestic Relations Order are considered Distributees with regard to the interest of the spouse or former spouse.

                  (iii) "Eligible Retirement Plan" means an individual retirement account described in section 408(a) of the Code, an individual retirement annuity described in section 408(b) or the Code, an annuity plan described in section 403(a) of the Code, or a qualified trust described in section 401(a) of the Code that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the current or former spouse who is the alternative payee under a Qualified Domestic Relations Order or to a surviving spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

                  (iv) "Eligible Rollover Distribution" means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee's designated Beneficiary, or for a specified period of ten (10) years or more; any distribution to the extent such distribution is required under section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).


         SECTION 13.7 VALUATION OF SHARES UPON DISTRIBUTION TO A PARTICIPANT.

         Notwithstanding any contrary provision in this Article XIII, in the event that all or a portion of a payment of a distribution to a Participant is to be made in cash, such Participant shall only be entitled to receive the proceeds of the Shares allocated to his Account that are sold in connection with such distribution and which are valued as of the date of such sale.

         SECTION 13.8 PUT OPTIONS.

         (a)  Subject to section  13.8(c) and except as  provided  otherwise  in section 13.8(b), each Participant or Former Participant to whom Shares are distributed under the Plan, each Beneficiary of a deceased Participant or Former Participant, including the estate of a deceased Participant or Former Participant, to whom Shares are distributed under the Plan, and each person to whom such a Participant, Former Participant or Beneficiary gives Shares that have been distributed under the Plan shall have the right to require the Employer to purchase from him all or any portion of such Shares. A person shall exercise such right by delivering to the Employer a written notice, in such form and manner as the Employer may by written notice to such person prescribe, setting forth the number of Shares to be purchased by the Employer, the number of the stock certificate evidencing such person's ownership of such Shares, and the effective date of the purchase. Such notice shall be given at least 30 days in advance of the effective date of purchase, and the effective date of purchase specified therein shall be, either within the 60 day period that begins on the date on which the Shares to be purchased by the Employer were distributed from the Plan or within the 60 day period that begins on the first day of the Plan Year immediately following the Plan Year in which the Shares to be purchased by the Employer are distributed from the Plan. As soon as practicable following its receipt of such a notice, the Employer shall take such actions as are necessary to purchase the Shares specified in such notice at a price per Share equal to the Fair Market Value of a Share determined as of the Valuation Date coincident with or immediately preceding the effective date of the purchase.

         (b) The Employer shall have no obligation to purchase any Share (i) pursuant to a notice that is not timely given, or on an effective date of purchase that is not within the periods prescribed in section 13.8(a) or (ii) following the earliest date on which Shares are publicly traded on an established market.

         (c) This section 13.8 shall not apply so long as the Employer is prohibited by law from redeeming or purchasing its own securities


         SECTION 13.9 RIGHT OF FIRST REFUSAL.

         (a) Subject to section 13.9(d), for any period during which Shares are not publicly traded in any established market, no person who owns Shares that were distributed from the Plan, other than a person to whom such Shares were sold in compliance with this section 13.9, shall sell such Shares to any person other than the Employer without first offering to sell such Shares to the Employer in accordance with this section 13.9.

         (b) In the event that a person to whom this section 13.9 applies shall receive and desire to accept from a person other than the Employer an offer to purchase Shares to which this section 13.9 applies, he shall furnish to the Employer a written notice which shall:

                  (i) include a copy of such offer to purchase;

                  (ii) offer to sell to the Employer the Shares subject to such offer to purchase at a price per Share that is equal to the greater of:

                           (A) the price per Share  specified  in such  offer to
                  purchase; or

                           (B) the Fair Market Value of a Share as of the Valuation Date coincident with or immediately preceding the date of such notice;

         and otherwise upon the same terms and conditions as those specified in such offer to purchase; and

                  (iii) include an indication of his intention to accept such offer to purchase if the Employer does not accept his offer to sell.

Such person shall refrain from accepting such offer to purchase for a period of fourteen days following the date on which such notice is given.

         (c) Subject to section 13.9(d), the Employer shall have the right to purchase the Shares covered by the offer to sell contained in a notice given pursuant to section 13.9(b), on the terms and conditions specified in such notice, by written notice given to the party making the offer to sell not later than the fourteenth day after the notice described in section 13.9(b) is given. If the Employer does not give such a notice during the prescribed fourteen day period, then the person owning such Shares may accept the offer to purchase described in the notice.

         (d) This section 13.9 shall not apply so long as the Employer is prohibited by law from redeeming or purchasing its own securities



                                   ARTICLE XIV

                                 ADMINISTRATION


         SECTION 14.1 NAMED FIDUCIARIES.

         The term "Named Fiduciary" shall mean (but only to the extent of the responsibilities of each of them) the Plan Administrator, the Committee, the Board and the Trustee. This Article XIV is intended to allocate to each Named Fiduciary the responsibility for the prudent execution of the functions assigned to him or it, and none of such responsibil ities or any other responsibility shall be shared by two or more of such Named Fiduciaries. Whenever one Named Fiduciary is required by the Plan or Trust Agreement to follow the directions of another Named Fiduciary, the two Named Fiduciaries shall not be deemed to have been assigned a shared responsibility, but the responsibility of the Named Fidu ciary giving the directions shall be deemed his sole responsibility, and the responsibility of the Named Fiduciary receiving those directions shall be to follow them insofar as such instructions are on their face proper under applicable law.


         SECTION 14.2 PLAN ADMINISTRATOR.

         There shall be a Plan Administrator, who shall be the Senior Human Resources Officer of the Employer, or such Employee or officer as may be designated by the Committee, as hereinafter provided, and who shall, subject to the responsibilities of the Committee and the Board, have the responsibility for the day-to-day control, management, operation and administration of the Plan (except trust duties). The Plan Administrator shall have the following responsibilities:

                  (a) To maintain records necessary or appropriate for the administration of the Plan;

                  (b)  To  give  and   receive   such   instructions,   notices,
         information, materials, reports and certifications to the Trustee as may be necessary or appropriate in the administration of the Plan;

                  (c)  To  prescribe   forms  and  make  rules  and  regulations
         consistent with the terms of the Plan and with the interpretations and other actions of the Committee;

                  (d) To require such proof of age or evidence of good health of an Employee, Participant or Former Participant or the spouse of either, or of a Beneficiary as may be necessary or appropriate in the administration of the Plan;

                  (e) To prepare and file, distribute or furnish all reports, plan descriptions, and other information concerning the Plan, including, without limitation, filings with the Secretary of Labor and communications with Participants, Former Participants and other persons, as shall be required of the Plan Administrator under ERISA;

                  (f) To determine any question arising in connection with the Plan, and the Plan Ad ministrator's decision or action in respect thereof shall be final and conclusive and binding upon the Employer, the Trustee, Participants, Former Participants, Beneficiaries and any other person having an interest under the Plan; provided, however, that any question relating to inconsistency or omission in the Plan, or interpretation of the provisions of the Plan, shall be referred to the Committee by the Plan Administrator and the decision of the Committee in respect thereof shall be final;

                  (g) Subject to the provisions of section 14.5, to review and dispose of claims under the Plan filed pursuant to section 14.4;

                  (h) If the Plan Administrator shall determine that by reason of illness, senility, insanity, or for any other reason, it is undesirable to make any payment to a Participant, Former Participant, Beneficiary or any other person entitled thereto, to direct the application of any amount so payable to the use or benefit of such person in any manner that he may deem advisable or to direct in his discretion the withholding of any payment under the Plan due to any person under legal disability until a representative competent to receive such payment in his behalf shall be appointed pursuant to law;

                  (i) To discharge such other responsibilities or follow such directions as may be assigned or given by the Committee or the Board; and

                  (j) To perform any duty or take any action which is allocated to the Plan Administrator under the Plan.

The Plan Administrator shall have the power and authority necessary or appropriate to carry out his responsibilities. The Plan Administrator may resign only by giving at least 30 days' prior written notice of resignation to the Committee, and such resignation shall be effective on the date specified in such notice.


         SECTION 14.3 COMMITTEE RESPONSIBILITIES.

         The Committee shall, subject to the responsibilities of the Board, have the following responsibilities:

                  (a) To review the performance of the Plan Administrator;

                  (b) To hear and decide appeals, pursuant to the claims procedure contained in section 14.5 of the Plan, taken from the decisions of the Plan Administrator;

                  (c) To hear and decide questions,  including interpretation of
         the  Plan,   as  may  be  referred  to  the   Committee   by  the  Plan
         Administrator;

                  (d) To review the performance of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement in investing, managing and controlling the assets of the Plan;

                  (e) To the extent required by ERISA, to establish a funding policy and method consistent with the objectives of the Plan and the requirements of ERISA, and to review such policy and method at least annually;

                  (f) To report and make recommendations to the Board regarding changes in the Plan, including changes in the operation and management of the Plan and removal and replacement of the Trustee and such investment managers as may be appointed in or pursuant to the Trust Agreement;

                  (g) To designate an Alternate Plan Administrator to serve in the event that the Plan Ad ministrator is absent or otherwise unable to discharge his responsibilities;

                  (h) To remove and replace the Plan Administrator or Alternate, or both of them, and to fill a vacancy in either office;

                  (i) To the extent provided under and subject to the provisions of the Trust Agreement, to appoint "investment managers" as defined in section 3(38) of ERISA to manage and control (including acquiring and disposing of) all or any of the assets of the Plan;

                  (j) With the prior approval of the Board, to direct the Trustee to obtain one or more Share Acquisition Loans;

                  (k) To develop and provide procedures and forms necessary to enable Participants to give voting and tendering directions on a confidential basis;

                  (l) To discharge such other responsibilities or follow such directions as may be assigned or given by the Board; and

                  (m) To perform any duty or take any action which is allocated to the Committee under the Plan.

The Committee shall have the power and authority necessary or appropriate to carry out its responsibilities.


         SECTION 14.4 CLAIMS PROCEDURE.

         Any claim relating to benefits under the Plan shall be filed with the Plan Administrator on a form prescribed by him. If a claim is denied in whole or in part, the Plan Administrator shall give the claimant written notice of such denial, which notice shall specifically set forth:

                  (a) The reasons for the denial;

                  (b) The pertinent Plan provisions on which the denial was based;

                  (c) Any additional material or information necessary for the claimant to perfect his claim and an explanation of why such material or information is needed; and

                  (d) An explanation of the Plan's procedure for review of the denial of the claim.

In the event that the claim is not granted and notice of denial of a claim is not furnished by the 30th day after such claim was filed, the claim shall be deemed to have been denied on that day for the purpose of permitting the claimant to request review of the claim.


         SECTION 14.5 CLAIMS REVIEW PROCEDURE.

         Any person whose claim filed pursuant to section 14.5 has been denied in whole or in part by the Plan Administrator may request review of the claim by the Committee, upon a form prescribed by the Plan Administrator. The claimant shall file such form (including a statement of his position) with the Committee no later than 60 days after the mailing or delivery of the written notice of denial provided for in section 14.5, or, if such notice is not provided, within 60 days after such claim is deemed denied pursuant to section 14.5. The claimant shall be permitted to review pertinent documents. A decision shall be rendered by the Committee and communicated to the claimant not later than 30 days after receipt of the claimant's written request for review. However, if the Committee finds it necessary, due to special circumstances (for example, the need to hold a hearing), to extend this period and so notifies the claimant in writing, the decision shall be rendered as soon as practicable, but in no event later than 120 days after the claimant's request for review. The Committee's decision shall be in writing and shall specifically set forth:

                  (a) The reasons for the decision; and

                  (b) The pertinent Plan provisions on which the decision is based.

Any such decision of the Committee shall be binding upon the claimant and the Employer, and the Plan Administrator shall take appropriate action to carry out such decision.


         SECTION 14.8 ALLOCATION OF FIDUCIARY RESPONSIBILITIES AND EMPLOYMENT OF
                      ADVISORS.

         Any Named Fiduciary may:

                  (a) Allocate any of his or its responsibilities (other than trustee responsibilities) under the Plan to such other person or persons as he or it may designate, provided that such allocation and designation shall be in writing and filed with the Plan Administrator;

                  (b) Employ one or more persons to render advice to him or it with regard to any of his or its responsibilities under the Plan; and

                  (c) Consult with counsel, who may be counsel to the Employer.


         SECTION 14.9 OTHER ADMINISTRATIVE PROVISIONS.

         (a) Any person whose claim has been denied in whole or in part must exhaust the administrative review procedures provided in section 14.5 prior to initiating any claim for judicial review.

         (b) No bond or other security shall be required of a member of the Committee, the Plan Administrator, or any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, except as may be required by ERISA.

         (c) Subject to any limitation on the application of this section 14.9(c) pursuant to ERISA, neither the Plan Administrator, nor a member of the Committee, nor any officer or Employee of the Employer to whom fiduciary responsibilities are allocated by a Named Fiduciary, shall be liable for any act of omission or commission by himself or by another person, except for his own individual willful and intentional malfeasance.

         (d) The Plan Administrator or the Committee may, except with respect to actions under section 14.5, shorten, extend or waive the time (but not beyond 60 days) required by the Plan for filing any notice or other form with the Plan Administrator or the Committee, or taking any other action under the Plan.

         (e) The Plan Administrator or the Committee may direct that the costs of services provided pursuant to section 14.6, and such other reasonable expenses as may be incurred in the administration of the Plan, shall be paid out of the funds of the Plan unless the Employer shall pay them.

         (f)  Any  person,   group  of  persons,   committee,   corporation   or
organization may serve in more than one fiduciary capacity with respect to the Plan.

         (g) Any action taken or omitted by any fiduciary with respect to the Plan, including any decision, interpretation, claim denial or review on appeal, shall be conclusive and binding on all interested parties and shall be subject to judicial modification or reversal only to the extent it is determined by a court of competent jurisdiction that such action or omission was arbitrary and capricious and contrary to the terms of the Plan.



                                   ARTICLE XV

                  AMENDMENT, TERMINATION AND TAX QUALIFICATION


         SECTION 15.1 AMENDMENT AND TERMINATION BY WAKE FOREST FEDERAL SAVINGS &
                      LOAN ASSOCIATION.

         The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole discretion, at any time, by appropriate action of the Board, to amend, in whole or in part, any or all of the provisions of the Plan and to terminate the Plan at any time. Subject to the provisions of section 15.2, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for the exclusive benefit of Participants, Former Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the accrued benefit of any Participant, Former Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or in the event of a complete discontinuance of the Employer's contributions to the Plan, the Accounts of each affected person shall forthwith become nonforfeitable and shall be payable in accordance with the provisions of Article XIII.


         SECTION 15.2 AMENDMENT OR TERMINATION OTHER THAN BY WAKE FOREST FEDERAL
                      SAVINGS & LOAN ASSOCIATION

         In the event that a corporation or trade or business other than Wake Forest Federal Savings & Loan Association shall adopt this Plan, such corporation or trade or business shall, by adopting the Plan, empower Wake Forest Federal Savings & Loan Association to amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, upon the terms and conditions set forth in section 15.1; provided, however, that any such corporation or trade or business may, by action of its board of directors or other governing body, amend or terminate the Plan, insofar as it shall cover employees of such corporation or trade or business, at different times and in a different manner. In the event of any such amendment or termination by action of the board of directors or other governing body of such a corporation or trade or business, a separate plan shall be deemed to have been established for the employees of such corporation or trade or business, and the assets of such plan shall be segregated from the assets of this Plan at the earliest practicable date and shall be dealt with in accordance with the documents governing such separate plan.


         SECTION 15.3 CONFORMITY TO INTERNAL REVENUE CODE.

         The Employer has established the Plan with the intent that the Plan and Trust will at all times be qualified under section 401(a) and exempt under section 501(a) of the Code and with the intent that contributions under the Plan will be allowed as deductions in computing the net income of the Employer for federal income tax purposes, and the provisions of the Plan and Trust Agreement shall be construed to effectuate such intentions. Accordingly, notwith standing anything to the contrary hereinbefore provided, the Plan and the Trust Agreement may be amended at any time without prior notice to Participants, Former Participants, Beneficiaries or any other persons entitled to benefits, if such amendment is deemed by the Board to be necessary or appropriate to effectuate such intent.


         SECTION 15.4 CONTINGENT NATURE OF CONTRIBUTIONS.

         (a) All ESOP Contributions to the Plan are conditioned upon the issuance by the Internal Revenue Service of a determination that the Plan and Trust are qualified under section 401(a) of the Code and exempt under section 501(a) of the Code. If the Employer applies to the Internal Revenue Service for such a determination within 90 days after the date on which it files its federal income tax return for its taxable year that includes the last day of the Plan Year in which the Plan is adopted, and if the Internal Revenue Service issues a determination that the Plan and Trust are not so qualified or exempt, all ESOP Contributions made by the Employer prior to the date of receipt of such a determination may, at the election of the Employer, be returned to the Employer within one year after the date of such determination.

         (b) All ESOP Contributions and Loan Repayment Contributions to the Plan are made upon the condition that such ESOP Contributions and Loan Repayment Contributions will be allowed as a deduction in computing the net income of the Employer for federal income tax purposes. To the extent that any such deduction is disallowed, the amount disallowed may, at the election of the Employer, be returned to the Employer within one year after the deduction is disallowed.

         (c) Any contribution to the Plan made by the Employer as a result of a mistake of fact may, at the election of the Employer, be returned to the Employer within one year after such contribution is made.



                                   ARTICLE XVI

                     SPECIAL RULES FOR TOP HEAVY PLAN YEARS


         SECTION 16.1 IN GENERAL.

         As of the Determination Date for each Plan Year, the Plan Administrator shall determine whether the Plan is a Top Heavy Plan in accordance with the provisions of this Article XVI. If, as of such Determination Date, the Plan is a Top Heavy Plan, then the Plan Year immediately following such Determination Date shall be a Top Heavy Plan Year and the special provisions of this Article XVI shall be in effect; provided, however, that if, as of the Determination Date for the Plan Year in which the Effective Date occurs, the Plan is a Top Heavy Plan, such Plan Year shall be a Top Heavy Plan Year, and the provisions of this
Article XVI shall be given retroactive effect for such Plan Year.


         SECTION 16.2 DEFINITION OF TOP HEAVY PLAN.

         (a) Subject to section 16.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) it is not a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries.

         (b) Subject to section 16.2(c), the Plan is a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Required Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Required Aggregation Group exceeds 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Required Aggregation Group.

         (c) Notwithstanding sections 16.2(a) and 16.2(b), the Plan is not a Top Heavy Plan if, as of a Determination Date: (i) the Plan is a member of a Permissible Aggregation Group, and (ii)(A) the sum of the Cumulative Accrued Benefits of all Key Employees under all plans that are members of the Permissible Aggregation Group does not exceed 60% of (B) the sum of the Cumulative Accrued Benefits of all Employees (excluding former Key Employees), former Employees (excluding former Key Employees and other former Employees who have not performed any services for the Employer or any Affiliated Employer during the immediately preceding five Plan Years), and their Beneficiaries under all plans that are members of the Permissible Aggregation Group.

         SECTION 16.3 DETERMINATION DATE.

         The Determination Date for the Plan Year in which the Effective Date occurs shall be the last day of such Plan Year, and the Determination Date for each Plan Year beginning after the Plan Year in which the Effective Date occurs shall be the last day of the preceding Plan Year. The Determination Date for any other qualified plan maintained by the Employer for a plan year shall be the last day of the preceding plan year of each such plan, except that in the case of the first plan year of such plan, it shall be the last day of such first plan year.


         SECTION 16.4 CUMULATIVE ACCRUED BENEFITS.

         (a) An individual's Cumulative Accrued Benefits under this Plan as of a Determination Date are equal to the sum of:

                  (i) the balance  credited to such  individual's  Account under
         this  Plan  as  of  the  most  recent   Valuation  Date  preceding  the
         Determination Date;

                  (ii) the amount of any ESOP Contributions or Loan Repayment Contributions made after such Valuation Date but on or before the Determination Date; and

                  (iii) the amount of any distributions of such individual's Cumulative Accrued Benefits under the Plan during the five year period ending on the Determination Date.

For purposes of this section 16.4(a), the computation of an individual's Cumulative Accrued Benefits, and the extent to which distributions, rollovers and transfers are taken into account, will be made in accordance with section 416 of the Code and the regulations thereunder.

         (b) For purposes of this Plan, the term "Cumulative Accrued Benefits" with respect to any other qualified plan, shall mean the cumulative accrued benefits determined for purposes of section 416 of the Code under the provisions of such plans.

         (c) For purposes of determining the top heavy status of a Required Aggregation Group or a Permissible Aggregation Group, the Cumulative Accrued Benefits under this Plan and the Cumulative Accrued Benefits under any other plan shall be determined as of the Determination Date that falls within the same calendar year as the Determination Dates for all other members of such Required Aggregation Group or Permissible Aggregation Group.


         SECTION 16.5 KEY EMPLOYEES.

         (a) For purposes of the Plan, the term Key Employee means any employee or former employee of the Employer or any Affiliated Employer who is at any time during the current Plan Year or was at any time during the immediately preceding four Plan Years:

                  (i) a Five Percent Owner;

                  (ii) a person who would be described in section 1.23 if the number "1%" were substituted for the number "5%" in section 1.23 and who has an annual Total Compensation from the Employer and any Affiliated Employer of more than $150,000;

                  (iii) an Officer of the Employer or any Affiliated Employer who has an annual Total Compensation greater than 50% of the amount in effect under section 415(b)(1)(A) of the Code for any such Plan Year; or

                  (iv) one of the ten persons owning the largest interests in the Employer and having an annual Total Compensation from the Employer or any Affiliated Employer in excess of the dollar limitation in effect under section 415(c)(1)(A) of the Code for such Plan Year.

         (b) For purposes of section 16.5(a):

                  (i) for purposes of section 16.5(a)(iii), in the event the Employer or any Affiliated Employer has more officers than are considered Officers, the term Key Employee shall mean those of ficers, up to the maximum number, with the highest annual compensation in any one of the five con secutive Plan Years ending on the Determination Date; and

                  (ii) for purposes of section 16.5(a)(iv), if two or more persons have equal ownership interests in the Employer, each such person shall be considered as having a larger ownership interest than any such person with a lower annual compensation from the Employer or any Affiliated Employer.

         (c) For purposes of section 16.5(a): (i) a person's compensation from Affiliated Employers shall be aggregated, but his ownership interests in Affiliated Employers shall not be aggregated; (ii) an employee shall only be deemed to be an officer if he has the power and responsibility of a person who is an officer within the meaning of section 416 of the Code; and (iii) the term Key Employee shall also include the Beneficiary of a deceased Key Employee.


         SECTION 16.6 REQUIRED AGGREGATION GROUP.

         For purposes of this Article XVI, a Required Aggregation Group shall consist of (a) this Plan; (b) any other qualified plans maintained by the Employer and any Affiliated Employers that cover Key Employees; and (c) any other qualified plans that are required to be aggregated for purposes of satisfying the requirements of sections 401(a)(4) or 410(b) of the Code.


         SECTION 16.7 PERMISSIBLE AGGREGATION GROUP.

         For purposes of this Article XVI, a Permissible Aggregation Group shall consist of (a) the Required Aggregation Group and (b) any other qualified plans maintained by the Employer and any Affiliated Employers; provided, however, that the Permissible Aggregation Group must satisfy the requirements of sections 401(a)(4) and 410(b) of the Code.


         SECTION 16.8 SPECIAL REQUIREMENTS DURING TOP HEAVY PLAN YEARS.

         (a) Notwithstanding any other provision of the Plan to the contrary, for each Top Heavy Plan Year, in the case of a Participant (other than a Key Employee) on the last day of such Top Heavy Plan Year who is not also a participant in another qualified plan which satisfies the minimum contribution and benefit requirements of section 416 of the Code with respect to such Participant, the sum of the ESOP Contributions and Loan Repayment Contributions made with respect to such Participant, when expressed as a percentage of his Total Compensation for such Top Heavy Plan Year, shall not be less than 3% of such Participant's Total Compensation for such Top Heavy Plan Year or, if less, the highest combined rate, expressed as a percentage of Total Compensation at which ESOP Contributions and Loan Repayment Contributions were made on behalf of a Key Employee for such Top Heavy Plan Year. The Employer shall make an additional contribution to the Account of each Participant to the extent necessary to satisfy the foregoing requirement.

         (b) For any Top Heavy Plan Year, the number "1.0" shall be substituted for the number "1.25" in sections 8.2(c)(iii) and 8.2(c)(iv), except that:

                  (i) this section 16.8(b) shall not apply to any individual for a Top Heavy Plan Year that is not a Super Top Heavy Plan Year if the requirements of section 16.8(a) would be satisfied for such Super Top Heavy Plan Year if the number "4%" were substituted for the number 3% in section 16.8(a); and

                  (ii) this section 16.8(b) shall not apply to an individual for a Top Heavy Plan Year if, during such Top Heavy Plan Year, there are no ESOP Contributions or Loan Repayment Contributions allocated to such individual under this Plan, there are no contributions under any other qualified defined contribution plan maintained by the Employer, and there are no accruals for such individual under any qualified defined benefit plan maintained by the Employer.

For purposes of this section 16.8(b), the term Super Top Heavy Plan Year means a Top Heavy Plan Year in which the Plan would meet the definitional requirements of sections 16.2(a) or 16.2(b) if the term "90%" were substituted for the term "60%" in sections 16.2(a), 16.2(b) and 16.2(c).



                                  ARTICLE XVII

                            MISCELLANEOUS PROVISIONS


         SECTION 17.1 GOVERNING LAW.

         The Plan shall be construed, administered and enforced according to the laws of the State of North Carolina without giving effect to the conflict of laws principles thereof, except to the extent that such laws are preempted by federal law.


         SECTION 17.2 NO RIGHT TO CONTINUED EMPLOYMENT.

         Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of the Plan Administrator, the Committee or the Trustee, shall be held or construed to confer upon any Employee any right to a continuation of employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent as though the Plan had not been adopted.


         SECTION 17.3 CONSTRUCTION OF LANGUAGE.

         Wherever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine and the neuter. Any reference to an Article or section number shall refer to an Article or section of the Plan, unless otherwise indicated.


         SECTION 17.4 HEADINGS.

         The  headings  of  Articles  and  sections  are  included   solely  for
convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.


         SECTION 17.5 MERGER WITH OTHER PLANS.

         The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Participant, Former Participant, Beneficiary and other person entitled to benefits, would (if that plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.


         SECTION 17.6 NON-ALIENATION OF BENEFITS.

         (a)  Except as  provided  in  section  17.6(b),  the right to receive a benefit under the Plan shall not be subject in any manner to anticipation, alienation or assignment, nor shall such right be liable for or subject to debts, contracts, liabilities or torts. Should any Participant, Former Participant or other person attempt to anticipate, alienate or assign his interest in or right to a benefit, or should any person claiming against him seek to subject such interest or right to legal or equitable process, all the interest or right of such Participant or Former Participant or other person entitled to benefits in the Plan shall cease, and in that event such interest or right shall be held or applied, at the direction of the Plan Administrator, for or to the benefit of such Participant or Former Participant, or other person or his spouse, children or other dependents in such manner and in such proportions as the Plan Administrator may deem proper.

         (b) This section 17.6 shall not prohibit the Plan Administrator from recognizing a Domestic Relations Order that is determined to be a Qualified Domestic Relations Order in accordance with section 17.7.


         SECTION 17.7 PROCEDURES INVOLVING DOMESTIC RELATIONS ORDERS.

         Upon receiving a Domestic Relations Order, the Plan Administrator shall segregate in a separate account or in an escrow account or separately account for the amounts payable to any person pursuant to such Domestic Relations Order, pending a determination whether such Domestic Relations Order constitutes a Qualified Domestic Relations Order, and shall give notice of the receipt of the Domestic Relations Order to the Participant or Former Participant and each other person affected thereby. If, within 18 months after receipt of such Domestic Relations Order, the Plan Administrator, a court of competent jurisdiction or another appropriate authority determines that such Domestic Relations Order constitutes a Qualified Domestic Relations Order, the Plan Administrator shall direct the Trustee to pay the segregated amounts (plus any interest thereon) to the person or persons entitled thereto under the Qualified Domestic Relations Order. If it is determined that the Domestic Relations Order is not a Qualified Domestic Relations Order or if no determination is made within the prescribed
18-month period, the segregated amounts shall be distributed as though the Domestic Relations Order had not been received, and any later determination that such Domestic Relations Order constitutes a Qualified Domestic Relations Order shall be applied only with respect to benefits that remain undistributed on the date of such determination. The Plan Administrator shall be authorized to establish such reasonable administrative procedures as he deems necessary or appropriate to administer this section 17.7. This section 17.7 shall be construed and administered so as to comply with the requirements of section 401(a)(13) of the Code.


         SECTION 17.8 LEASED EMPLOYEES.

         (a) Subject to section 17.8(b), a leased employee shall be treated as an Employee for purposes of the Plan. For purposes of this section 17.8, the term "leased employee" means any person (i) who would not, but for the application of this section 17.8, be an Employee and (ii) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed for the Employer (or for the Employer and related persons determined in accordance with section 414(n)(6) of the Code), on a substantially full-time basis for a period of at least one year, services of a type historically performed by employees in the business field of the Employer.

         (b) For purposes of the Plan:

                  (i)  contributions or benefits provided to the leased employee by the leasing organization which are attributable to services performed for the Employer shall be treated as provided by the Employer; and

                  (ii) section 17.8(a) shall not apply to a leased employee if:

                           (A) the number of leased employees performing services for the Employer does not exceed 20% of the number of the Employer's Employees who are not Highly Compensated Employees; and

                           (B) such leased employee is covered by a money purchase pension plan providing (I) a nonintegrated contribution rate of at least 10% of the leased employee's compensation; (II) immediate participation; (III) full and immediate vesting; and (IV) coverage for all of the employees of the leasing organization (other than employees who per form substantially all of their services for the leasing organization).

         SECTION 17.9 STATUS AS AN EMPLOYEE STOCK OWNERSHIP PLAN.

         It is intended that the Plan constitute an "employee stock ownership plan," as defined in section 4975(e)(7) of the Code and section 407(d)(6) of ERISA. The Plan shall be construed and administered to give effect to such intent.